As Filed With The Securities And Exchange Commission On December 29, 2000

                         File Nos. 33-47507 and 811-6652

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)

                       Pre-Effective Amendment No.__ ( )

                       Post-Effective Amendment No. 15 (X)
                                                    --


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)

                                Amendment No. 17


                          JULIUS BAER INVESTMENT FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                  330 Madison Avenue, New York, New York 10017
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  212-297-3600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                Michael K. Quain
                                    President
               C/o Bank Julius Baer & Co. Ltd., (New York Branch)
                               330 Madison Avenue
                            New York, New York 10017

--------------------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

                                 With a Copy to:

                                Cynthia Surprise
                         Investors Bank & Trust Company
                                 Mail Code LEG13
                              200 Clarendon Street
                                Boston, MA 02116

It is proposed that this filing will become effective:

        / / immediately upon filing pursuant to paragraph (b)

        / / On ________, pursuant to paragraph (b)

        /X/ 60 days after filing, pursuant to paragraph (a)(1)

        / / On ________, pursuant to paragraph (a) (1)

        / / 75 days after filing, pursuant to paragraph (a) (2)

        / / On _________, pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             JULIUS BAER INVESTMENT
                                      FUNDS

                                                                 PROSPECTUS
                                                             FEBRUARY 28, 2001

                      JULIUS BAER INTERNATIONAL EQUITY FUND
                         JULIUS BAER GLOBAL INCOME FUND




NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED EITHER FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS

                                 THE FUNDS                                                             PAGE
                                                         JULIUS BAER INVESTMENT FUNDS.....................

WHAT EVERY INVESTOR
SHOULD KNOW ABOUT
THE FUNDS
                                                              RISK/RETURN SUMMARIES.......................
                                                              Introduction.........................
                                                              International Equity Fund............
                                                               Goal................................
                                                               Strategies..........................
                                                               Key Risks...........................
                                                               Performance.........................
                                                               Fees and Expenses...................
                                                              Global Income Fund...................
                                                               Goal................................
                                                               Strategies..........................
                                                               Key Risk............................
                                                               Performance.........................
                                                               Fees and Expenses...................

                                                         INVESTMENT STRATEGIES AND RISKS...........
                                                                 International Equity Fund.........
                                                                 Global Income Fund................
                                                                 General...........................
                                                         THE FUNDS' MANAGEMENT.....................

INFORMATION FOR                                 YOUR INVESTMENT
MANAGING YOUR                                            INVESTING IN THE FUNDS....................
FUND ACCOUNT                                                    OPENING AN ACCOUNT.................
                                                                Pricing of Fund Shares.............
                                                                Purchasing Your Shares.............
                                                                Selling Your Shares................
                                                                Distribution and Shareholder
                                                                  Servicing Plans-Class A Shares...
                                                         DISTRIBUTIONS AND TAXES...................
                                                               Distributions.......................
                                                               Tax Information.....................

WHERE TO FIND MORE INFORMATION                  FOR MORE INFORMATION
ABOUT JULIUS BAER INVESTMENT FUNDS                       BACK COVER

                          JULIUS BAER INVESTMENT FUNDS

                              RISK/RETURN SUMMARIES

INTRODUCTION

Julius Baer Investment Funds (the "Trust") currently offers two funds: Julius Baer International Equity Fund and Julius Baer Global Income Fund (each a "Fund" and together, the "Funds"). Each Fund has a different investment goal and risk level. Each Fund currently offers two separate classes of shares: Class A shares and Class I shares.

INVESTMENTS, RISKS, PERFORMANCE AND FEES

The following information is only a summary of important information that you should know about each Fund. More detailed information is included elsewhere in this Prospectus and in the Statement of Additional Information (SAI) and should be read in addition to this summary.

As with any mutual fund, there is no guarantee that either Fund will achieve its goal. Each Fund's share price will fluctuate and you may lose money on your investment.

 AN INVESTMENT IN EITHER FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                      JULIUS BAER INTERNATIONAL EQUITY FUND

INVESTMENT GOAL

The International Equity Fund seeks long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a wide variety of international equity securities issued throughout the world, but normally excluding the U.S. The Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Adviser considers companies with above average earnings potential, companies that are dominant within their industry, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region.

In selecting investments for the Fund, the portfolio manager focuses on securities located in at least five different countries, although the Fund may at times invest all of its assets in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund will invest a portion of its assets in securities of issuers located in developing countries, often referred to as emerging markets.

The Fund may also invest in debt securities of U.S. or foreign issuers, including (up to 10%) high risk and high yield, non-investment grade instruments commonly known as junk bonds.

THE KEY RISKS

You could lose money on your investment in the Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:

   o Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments.

   o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investments in emerging markets.

   o Derivatives Risk: the possibility that the use of futures, options and forward contracts may expose the Fund to additional investment risks and transaction costs. These are described more fully in this Prospectus under the heading Investment Strategies and Risks and in the SAI.

THE FUND'S PERFORMANCE

  The bar chart shown below indicates the risks of investing in the International Equity Fund by showing changes in the performance of the Fund's Class A shares from year to year after the first full calendar year since the Fund commenced operations. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                       INTERNATIONAL EQUITY FUND - CLASS A

   (33.58%)     (0.19%)    17.66%    15.33%     27.07%     76.58%    [    %]

     1994        1995       1996      1997       1998       1999       2000


                                  CALENDAR YEAR

During the periods shown in the bar chart, the highest quarterly return was [ ]% (for the quarter ended [ ]) and the lowest quarterly return was [ ]% (for the quarter ended [ ]).

The table below shows how the Fund's average annual total returns for the periods shown compare to that of the Morgan Stanley Capital International Europe Australia and Far East Index (MSCI EAFE Index). The MSCI EAFE Index is an unmanaged index that measures stock performance in Europe, Australia and the Far East.

AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIODS ENDED DECEMBER 31, 2000)

                                            PAST ONE YEAR     PAST FIVE YEARS        SINCE INCEPTION*
International Equity %
Fund - Class A                              [    ] %             [    ] %               [    ] %

International Equity Fund - Class I         [    ] %             [    ]%                [    ] %
MSCI EAFE Index                             [    ] %             [    ] %               [    ] %

* The Fund's Class A shares commenced operations on October 4, 1993. For periods before the inception of the Fund's Class I shares, November 17, 1999, the performance for Class I shares in the table is based on the performance of the Fund's Class A shares, adjusted to reflect the expenses paid by Class I shares.


THE FUND'S FEES AND EXPENSES
The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                     CLASS A SHARES           CLASS I SHARES
Redemption Fee
 (as a percentage of amount redeemed, if applicable)             2.00%(1)                  2.00%(1)

ANNUAL FUND OPERATING EXPENSES* - (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                    CLASS A SHARES           CLASS I SHARES
Management Fees                                                    0.75%                    0.75%
Distribution and/or Service (12b-1) Fees                           0.25%                     None
Other Expenses                                                     0.57%                    0.28%
Total Annual Fund Operating Expenses                               1.57%                    1.03%

    * The expense information in the table has been restated to reflect current fees. Expenses shown reflect the termination of an expense limitation formerly in effect.


(1) If you purchase shares on or after November 15, 1999, you will pay a redemption fee of 2% of the amount redeemed if those shares are sold 90 days or less from the date that they were purchased. The Fund may waive the redemption fee for certain tax-advantaged retirement plans. The Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time. For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $12.00 fee. Your bank may also charge you a fee for receiving wires.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following Example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

                                  CLASS A SHARES        CLASS I SHARES
                 1 Year                $160                 $105
                 3 Years               $496                 $328
                 5 Years               $855                 $569
                10 Years               $1,867               $1,259

                         JULIUS BAER GLOBAL INCOME FUND

THE FUND'S INVESTMENT GOAL

The Global Income Fund seeks to maximize current income consistent with the protection of principal.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a non-diversified portfolio of fixed-income securities of issuers located throughout the world, including the U.S. The Fund invests primarily (at least 65% of total assets) in high quality fixed-income securities consisting of bonds, debentures, notes and mortgage-backed securities. The securities in which the Fund invests may be issued by governments, supranational entities or corporations.

The Adviser chooses individual investments based on many factors such as yield, duration, maturity, classification and quality. The Adviser also considers the local economy and political environment, expected movements in interest rates, the strength and relative value of a particular currency, and the supply of a type of security relative to expected demand.

The Adviser expects the Fund to have a duration of approximately four years.

The Fund will normally invest in the securities of issuers located in at least three different countries. The Fund will invest less than 40% of its total assets in any one country other than the U.S.

The Fund will invest less than 25% of its total assets in securities issued by:

o any one foreign government, its agencies, instrumentalities, or political subdivisions; and

o  supranational entities as a group.


THE KEY RISKS

You could lose money on your investment in the Fund, or the Fund could return less than other investments due to:

o Diversification Risk: the possibility that, as a non-diversified investment company, the Global Income Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers than a diversified fund and, as a result, may be subject to greater risk with respect to its portfolio securities.

o  Interest  Rate  Risk:  the  possibility   that  the  Fund's   investments  in
fixed-income securities will lose value because of increases in interest rates.

o Credit Risk: the possibility that an issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return.

o Prepayment Risk: the possibility that the principal amount of the mortgages underlying the Fund's investments in mortgage-related securities may be repaid prior to the mortgage's maturity date. Such repayments are common when interest rates decline and may cause the Fund's income to decline.

o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline if the Fund reinvests its assets at the lower rate. Income risk is generally higher for short-term bonds.

o Foreign  Investment  Risk:  the  possibility  that the Fund's  investments  in foreign securities will lose value because of currency exchange rate fluctuations, price volatility, uncertain political conditions and other factors.

o Derivatives Risk: the possibility that the use of futures, options and forward contracts may expose the Fund to additional investment risks and transaction costs. These are described more fully in this Prospectus under the heading Investment Strategies and Risks and in the SAI.

THE FUND'S PERFORMANCE

The bar chart shown below indicates the risks of investing in the Global Income Fund. It shows changes in the performance of the Fund's Class A shares from year to year after the first full calendar year since the Fund commenced operations. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                          GLOBAL INCOME FUND - CLASS A

   11.47%    (6.61%)    19.51%    5.73%    2.83%    9.60%    (3.41%)     %

    1993      1994       1995     1996     1997     1998      1999      2000



                                  CALENDAR YEAR

During the periods shown in the Bar Chart, the highest quarterly return was [ ]% (for the quarter ended [ ]) and the lowest quarterly return was [ ]% (for the quarter ended [ ]).

The table below shows how the Fund's average annual returns for Class A shares for the periods shown compare to those of a benchmark index composed of 80% Merrill Lynch 1-10 Year U.S. Government/Corporate Index and 20% J.P. Morgan Global Government Bond (non-U.S.) Index.

AVERAGE ANNUAL TOTAL RETURNS

(FOR THE PERIODS ENDED DECEMBER 31, 2000)

                                                 PAST ONE YEAR       PAST FIVE YEARS       SINCE INCEPTION*
Global Income Fund-Class A                           %                   %                        %
Global Income Fund-Class I                           %                   %                        %
80% Merrill Lynch 1-10 Year U.S.
Government/Corporate Index/20% J.P. Morgan
Global Government Bond (non-U.S.) Index              %                   %                        %


* The Fund's Class A shares commenced operations on July 1, 1992. For periods before the inception of the Fund's Class I shares, November 17, 1999, the performance for Class I shares in the table is based on the performance of the Fund's Class A shares, adjusted to reflect the expenses paid by Class I shares.

THE FUND'S FEES AND EXPENSES

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)                               CLASS A SHARES      CLASS I SHARES
Redemption Fee (as a percentage of amount redeemed, if applicable)          2.00%(1)            2.00%(1)

ANNUAL FUND OPERATING EXPENSES* (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                                              CLASS A SHARES      CLASS I SHARES
Management Fees                                                              0.50 %             0.50 %
Distribution and/or Service (12b-1) Fees                                     0.25 %             None
Other Expenses                                                               0.85  %           [   ] %
Total Annual Fund Operating Expenses                                         1.60 %            [   ] %
Fee Waiver                                                                   0.325%(2)         0.325%(2)
Net Expenses                                                                 1.275             [   ]%

* Expenses have been restated to reflect current fees.

1. If you purchase shares on or after November 15, 1999, you will pay a redemption fee of 2% of the amount redeemed if those shares are sold 90 days or less from the date that they were purchased. The Fund may waive the redemption fee for certain tax-advantaged retirement plans. The Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time. For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $12.00 fee. Your bank may also charge you a fee for receiving wires.

2 The Adviser has contractually agreed to waive that portion of its fee equal to an annual rate of 0.325% of the first $25 million of the Fund's average daily assets until at least October 31, 2001.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following Example is intended to help you compare the cost of investing in the Global Income Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the effect of the contractual fee waiver between the Adviser and the Fund is only taken into account through October 31, 2001, when it will expire unless renewed by the Adviser and the Fund.

Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:

                      CLASS A SHARES           CLASS I SHARES

     1 Year               $130                   $[     ]
     3 Years              $505                   $[     ]
     5 Years              $871                   $[     ]
     10 Years             $1,900                 $[     ]

                         INVESTMENT STRATEGIES AND RISKS

                      JULIUS BAER INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT GOAL

The International Equity Fund seeks long term growth of capital.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, convertible securities and preferred stocks of foreign issuers of all sizes. The Fund will not normally invest in the securities of U.S. issuers. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as European Currency Units and the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges which may decrease or offset any losses from such fluctuations.

The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants. Equity warrants give the Fund the right to buy newly issued securities of a company at a fixed price. Interest rate warrants give the Fund the right to buy or sell a specific bond issue or interest rate index at a set price.

The Fund may invest in American Depository Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) issued by sponsored or unsponsored facilities. ADRs are usually issued by a U.S. bank or trust company and traded on a U.S. exchange. GDRs may be issued by institutions located anywhere in the world and traded in any securities market. EDRs are issued in Europe and used in bearer form in European markets.


DEPOSITORY RECEIPTS:

Receipts, typically issued by a bank or trust company, representing the ownership of underlying securities that are issued by a foreign company and held by or trust company.


Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund will generally invest in large and well established companies, but may also invest in smaller, emerging growth companies.

When the Fund invests in fixed-income securities it will limit such investments to securities of U.S. companies, the U.S. Government, foreign governments, U.S. and foreign governmental entities and supranational organizations. When the Fund invests in such fixed-income securities it may earn increased investment income (which would subject shareholders to tax liability when distributed) and the Fund would be foregoing market advances or declines to the extent it is not invested in equity markets.

The Fund may use futures, options and forward contracts for hedging purposes. The Fund may hedge the value of the securities in its portfolio using currency futures contracts, forward foreign exchange contracts, foreign currency exchange transactions, stock index futures, options on securities and options on futures, so as to limit losses due to changes in the value of the currencies in which the securities are denominated or in the underlying value of portfolio securities. The Fund may, within limits, write or purchase certain put and call options and use other types of derivative instruments. These types of instruments may expose the Fund to increased risks.

The Fund may also invest up to 5% of its total assets in gold bullion and coins which earn no investment income but are regularly traded in the market.

                         JULIUS BAER GLOBAL INCOME FUND

THE FUND'S INVESTMENT GOAL

The Global Income Fund seeks to maximize current income consistent with the protection of principal.

THE FUND'S PRINCIPAL INVESTMENT STRATEGY



The Fund seeks to achieve its goal by investing primarily in a non-diversified portfolio of fixed-income securities (generally bonds, debentures and notes) of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.


NON-DIVERSIFIED:

Non-diversified mutual funds, like the Global Income Fund, may invest a larger portion of their assets in the securities of a smaller number of issuers. Nevertheless, the Fund will buy no more than 10% of the voting securities, no more than 10% of the securities of any class and no more than 10% of the debt securities of any one issuer (other than the U.S. Government).

The Adviser expects that the Global Income Fund will have a duration of approximately four years. Longer-term fixed-income securities can also have higher fluctuations in value. If the Fund holds such securities, the value of the Fund's shares may fluctuate more in value as well.

DURATION:

Duration takes into account the pattern of a security's cash flow over time, including the way cash flow is affected by prepayments and interest rate changes. Duration provides a different view of the expected life of a security than its maturity, which generally measures only the time until the debt must be repaid.



The Fund may buy fixed-income obligations consisting of bonds, debentures and notes issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (the World Bank) or the European Investment Bank. The Fund may invest a significant proportion of its assets in mortgage-backed securities. The Fund may also purchase debt obligations of U.S. or foreign corporations issued in a currency other than U.S. dollars.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as European Currency Units and the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges which may decrease or offset any losses from such fluctuations.



The Fund will invest in fixed-income securities rated at the time of purchase "A" or better by Moody's Investors Service, Inc. or Standard & Poor's Rating Service. If a security is downgraded below "A," the Adviser intends to dispose of the security within a reasonable time period. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

The Fund may invest in securities with ratings from a recognized rating agency other than Moody's Investors Service, Inc. or Standard & Poor's Rating Service if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by Moody's Investors Service, Inc. or Standard & Poor's Rating Service. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase.

The Fund may at times use futures, options and forward contracts for hedging purposes, and may hedge the value of the securities in its portfolio using currency and interest rate futures contracts, forward foreign exchange contracts, foreign currency exchange transactions and options on futures, so as to limit losses due to changes in the value of the currencies in which the securities are denominated or in interest rates. The Fund may, within limits, write or purchase certain put and call options and use other types of derivative instruments. These types of instruments may expose the Fund to increased risks.

                                     GENERAL

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goal.

Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses.

THE FUNDS AT A GLANCE

The following two tables can give you a quick basic understanding of the types of securities each Fund tends to invest in and some of the risks associated with each Fund's investments. You should read all of the information about a Fund and its risks before deciding to invest.

HOW CAN I TELL, AT A GLANCE, WHICH TYPES OF SECURITIES A FUND MIGHT INVEST IN?

The following table shows the main types of securities in which each Fund may invest.

                                                           INTERNATIONAL EQUITY FUND    GLOBAL INCOME FUND
FINANCIAL INSTRUMENTS
   INVESTS IN FOREIGN STOCKS                                             O
   INVESTS IN INVESTMENT GRADE DEBT SECURITIES                           O                      O
   INVESTS IN BELOW-INVESTMENT GRADE DEBT SECURITIES                     O
   INVESTS IN FOREIGN DEBT SECURITIES                                    O                      O
   INVESTS IN CONVERTIBLE SECURITIES AND BONDS WITH WARRANTS
      ATTACHED                                                           O                      O
   INVESTS IN FUTURES CONTRACTS                                          O                      O
   INVESTS IN FORWARD CURRENCY CONTRACTS                                 O                      O
   INVESTS IN MORTGAGE-BACKED SECURITIES                                                        O
INVESTMENT TECHNIQUES
   INVESTS IN SECURITIES OF DEVELOPING COUNTRIES                         O                      O


HOW CAN I TELL, AT A GLANCE, A FUND'S KEY RISKS?

The following table shows some of the main risks to which each Fund is subject. Each risk is described in detail below.

                                                  INTERNATIONAL EQUITY FUND      GLOBAL INCOME FUND
MARKET RISK                                                   O
INTEREST RATE RISK                                            O                            O
   MORTGAGE-BACKED SECURITIES                                                              O
        PRE-PAYMENT RISK                                                                   O
CREDIT RISK                                                   O                            O
   BELOW-INVESTMENT GRADE SECURITIES                          O
INCOME RISK                                                                                O
FOREIGN INVESTMENT RISK                                       O                            O
   DEVELOPING COUNTRY RISK                                    O                            O
   POLITICAL RISK                                             O                            O
DERIVATIVES RISK                                              O                            O
DIVERSIFICATION RISK                                                                       O

RISKS OF INVESTING IN THE FUNDS

MARKET RISK. A Fund that invests in common stocks is subject to the risk that stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments.

INTEREST RATE RISK. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

       MORTGAGE-BACKED SECURITIES. A Fund that invests in mortgage-backed securities is subject to the risk that payments from the pool of loans underlying a mortgage-backed security may not be enough to meet the monthly payments of the mortgage-backed security. If this occurs the mortgage-backed security will lose value.

         PREPAYMENT RISK. Prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-backed security and will affect the average life of the mortgage-backed security held by the Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Fund's yield. Mortgage-backed securities may be less likely to increase in value during periods of falling interest rates than other debt securities.

CREDIT RISK. A Fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of Investment Grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

       BELOW-INVESTMENT GRADE SECURITIES. Below-investment grade securities are sometimes referred to as junk bonds and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund which invests in below-investment grade securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of below-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for below-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Below-investment grade securities can also be more difficult to sell for good value.

INCOME RISK. A Fund that invests in debt securities is subject to the risk that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

FOREIGN INVESTMENT RISK. A Fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

         DEVELOPING COUNTRY RISK. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

         POLITICAL RISK. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under Communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers.

EURO RISK

Several European countries have participated in the European Economic and Monetary Union, which has established a common European currency for participating countries. This currency is known as the "Euro." Participating countries replaced their existing currency with the Euro on January 1, 1999. A variety of factors, including political and economical risks, could cause market disruptions after the conversion to the Euro, and could adversely affect the value of securities held by the Funds. The Funds have been informed that the Adviser, and the Funds' other service providers, as applicable, have taken steps to minimize the risk associated with the conversion. Since the ultimate consequences of the conversion are unknown to the Funds at this time, no assurance can be made that such consequences will not have a material adverse impact on the Funds. The Funds and the Adviser will continue to monitor developments relating to the conversion.

DERIVATIVES RISK. The possibility that the use of futures, options and forward contracts may expose the Fund to additional investment risks and transaction costs. These are described more fully in the SAI.

DIVERSIFICATION RISK. The possibility that, as a non-diversified investment company, the Global Income Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers than a diversified fund and, as a result, may be subject to greater risk with respect to its portfolio securities.

                              THE FUNDS' MANAGEMENT

INVESTMENT ADVISER

The Adviser is responsible for running all of the operations of the Funds, except for those that are subcontracted to the custodian, transfer agent, distributor and administrator. Prior to January 1, 2001, each Fund was managed by Bank Julius Baer & Co., Ltd., New York Branch ("BJB-NY" or "Previous Adviser"), located at 330 Madison Avenue, New York, NY 10017. Effective January 1, 2001, each Fund will be managed by Julius Baer Investment Management Inc. ("JBIMI" or "Adviser"), located at 330 Madison Avenue, New York, New York 10017. The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY, 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of August 31, 2000, JBIMI had assets under management of approximately $5.7 billion.

Under the advisory agreements, the International Equity Fund and the Global Income Fund pay the Adviser a fee for providing investment advisory services of 0.75% and 0.50%, respectively, of the average daily net assets of each Fund. Under co-administration agreements, the Funds pay BJB-NY a co-administration fee for providing certain administrative and shareholder services with respect to the Class A shares at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class A shares of each Fund. Prior to January 1, 2001, BJB-NY acted as investment adviser of each Fund and received the adviser's fee from Investors Bank & Trust Co. For periods after January 1, 2001, the adviser fees will be paid to JBIMI as the Adviser.

The fee paid by each Fund to BJB-NY for the fiscal year ended October 31, 2000 is shown in the table below.

FUND                                   FEE* (AS A % OF AVERAGE DAILY NET ASSETS)
International Equity Fund                                0.850%
Global Income Fund                                       0.325%

*Amounts represent management fees paid to the Previous Adviser, including the effect of waivers.

PORTFOLIO MANAGEMENT OF THE FUNDS

Richard Pell, Chief Investment Officer and Senior Vice President of JBIMI since August 2000, and of BJB-NY since January 1995, has been primarily responsible for management of the International Equity Fund's assets since April 1995 and, since July 1, 1998, has been primarily responsible for management of the Global Income Fund's assets. Prior to joining BJB-NY, he was Vice President and head of Global Fixed- Fixed-Income at Bankers Trust Company.

Rudolph-Riad Younes, CFA, First Vice President and Head of International Equity with JBIMI since August 2000, and of BJB-NY since September 1993, has been co-managing the International Equity Fund since April 1995. Prior to joining BJB-NY, he was an Associate Director at Swiss Bank Portfolio Management International.

Karen Arrese, CFA, Vice President and Global Fixed-Income Specialist with JBIMI since August 2000 and of BJB-NY since July 1, 1998, has been co-managing the Global Income Fund with Mr. Pell since July 1, 1998. Prior to joining BJB-NY, she was a Proprietary Interest Rate and Currency Trader for Chase Manhattan Bank and prior to that, Global Portfolio Manager at Standish, Ayer & Wood, Inc.

                             INVESTING IN THE FUNDS

OPENING AN ACCOUNT

To invest in the Funds, you must first complete and sign an account application. A copy of the application is included with this Prospectus. You can also obtain an account application by calling 1-800-435-4659 or by writing to the Funds' transfer agent, Unified Fund Services, Inc. (Unified) at:

         Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, Indiana 46206-6110
         Attention: Julius Baer Investment Funds

Completed and signed account applications may be mailed to Unified at the above address.

You can also invest in the Funds through your broker. If your broker does not have a relationship with Unified Financial Securities, Inc., the Funds' distributor (Distributor), you may be charged a transaction fee. If the broker does not have a selling group agreement, the broker would need to enter into one before making purchases for its clients.

INVESTOR ALERT: The Funds may choose to refuse any purchase order.

RETIREMENT PLANS. For information about investing in the Funds through a tax-deferred retirement plan, such as an Individual Retirement Account (IRA), self-employed retirement plan (H.R.10), a Simplified Employee Pension IRA (SEP-IRA) or a profit sharing and money purchase plan, an investor should telephone Unified at 1-800-435-4659 or write to Unified at the address shown above.

INVESTOR ALERT: You should consult your tax adviser about the establishment of retirement plans.

PRICING OF FUND SHARES

Each Fund's share price, also called net asset value (NAV), is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV per share, generally using market prices, by dividing the total value of the Fund's net assets by the number of the shares outstanding. NAV is calculated separately for each Class. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received and accepted by the Distributor. The offering price is the NAV.

The Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined represents fair value;

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the mean of the current quoted bid and asked prices; and

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time the value was determined, the Board of Trustees or its delegate might adjust the fair market value.

PURCHASING YOUR SHARES

You should read this Prospectus carefully and then determine how much you want to invest and which class of shares you should purchase. Check below to find the minimum investment amount required as well as to learn about the various ways you can purchase your shares.

SHARE CLASSES

Each of the Funds offers two classes of shares: Class A and Class I. The classes receive different services and pay different fees and expenses. Class A shares pay a Rule 12b-1 distribution fee and a co-administration fee. Class I shares do not pay these fees.

Class I shares are offered primarily for direct investment by institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, trusts, banks, brokers, companies and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

INVESTMENT MINIMUMS

                                                                      CLASS A                                 CLASS I
                                                                      -------                                 -------

TYPE OF INVESTMENT                                    INITIAL INVESTMENT    ADDITIONAL INVESTMENT        INITIAL INVESTMENT
Regular account                                            $2,500                  $1,000                   $2,000,000*
Individual Retirement Account (IRA)                         $100                    $100                    $2,000,000*
Tax deferred retirement plan other than an IRA              $500                    $500                    $2,000,000*

* $250,000 for registered investment advisers purchasing through omnibus accounts. There is no minimum subsequent investment for Class I shares. Certain accounts may be aggregated at management's discretion.

You may purchase Class I shares only if you meet one of the above-stated criteria under "Share Classes" and you meet the mandatory monetary minimums set forth in the table. If you do not qualify to purchase Class I shares and you request to purchase Class I shares, your request will be treated as a purchase request for Class A shares or declined.

The following investors may purchase Class I shares with no minimum initial investment requirement: Trustees of the Trust, the Bank Julius Baer Employees 401(k) Savings Plan and the Bank Julius Baer Co., Ltd. Retirement Plan. The Trust and the Distributor at their discretion may waive the minimum initial investment requirements for other categories of investors.


You can invest in Fund shares in the following ways:


                                     OPENING AN ACCOUNT                                         ADDING TO YOUR ACCOUNT
o THROUGH             o You can purchase shares through a broker                      o You may add to an account established
  A BROKER              that has a relationship with the Distributor.                   through any broker either by contacting your
                                                                                        broker or directly through Unified by using
                      If  you  buy  shares  through  a  broker,  the  broker  is        one of the methods described below.
                      responsible  for  forwarding  your  order to  Unified in a timely manner. If you place an order with a broker by 4:00
                      p.m.  (Eastern  time)  on a day  when the NYSE is open for regular  trading,  and the order is received by Unified by the end of its  business  day, you will receive that day's price and be invested in the Fund on that day.

                      o You may also be able to purchase shares through a broker that does not have a relationship with the Distributor.
                      Orders from such a broker received by Unified by 4:00 p.m.
                      (Eastern time) on a day when the NYSE is open for regular trading will be effected that day. You may be charged a transaction fee by your broker.

o BY CHECK            o Please make your check (in U.S. dollars)                      o Make your check (in U.S. dollars) payable to
                        payable to the Julius Baer Investment Funds                     the Julius Baer Investment Funds or the
                        or the Fund in which you are investing.  The Funds              Fund in which you are investing. The Funds
                        do not accept third party checks.                               do not accept third party checks.

                      o Send your check with the completed account                    o Write your account number, Fund name and
                        application to:                                                 name of the class in which you are investing
                                                                                        on the check.

                      Unified Fund Services,                                            Mail your check directly to the Fund at the
                      P.O. Box 6110                                                     address shown at the left.
                      Indianapolis, Indiana 46206-6110
                      Attention: Julius Baer Investment Funds                           Your application will be processed subject
                                                                                        to your check clearing.


                      OPENING AN ACCOUNT                                              ADDING TO YOUR ACCOUNT

o BY WIRE             o First, telephone Unified at                                   o Refer to wire instructions for opening an
                      (800) 435-4659 to notify Unified                                  account.
                      that a bank wire is being sent and to receive
                      an account number. A bank wire received by                      o If Unified receives the federal funds
                      4:00 p.m. (Eastern time) on a day when the                        before the close of regular trading of the
                      NYSE is open for regular trading will be                          NYSE on a day the NYSE is open for regular
                      effected that day.                                                trading, your purchase of Fund shares will
                                                                                        be effected as of that day.
                      o Transfer funds by wire to the following address:

                      Boston Safe Deposit & Trust Company
                      ABA 011001234
                      Global Income Fund DDA No. 166987
                      International Equity Fund DDA No. 166995

                      o Specify in the wire: (1) the name of the Fund, (2) the name of the class, (3) the account number which Unified assigned to you, and (4) your name.

o BY EXCHANGE         o First,  you should  follow the  procedures                    o You may exchange your Fund shares for the
                      under "By Check" or "By Wire" in order to get                     appropriate  class of shares of the other
                      an account  number for Fund(s) which you do                       Fund described  in the  Prospectus  at its
                      not currently  own  shares  of,  but which you                    respective NAV.
                      desire to exchange shares into.

                                                                                      o You should review the disclosure provided
                      o You  may  exchange  shares  of a Fund  for  the                 in  this Prospectus relating to the other
                      appropriate class of shares  of the  other  Fund                  Fund carefully before making an exchange of
                      at its respective NAV.                                            your Fund shares.

                      o You should review the disclosure provided in this Prospectus relating to the other Fund carefully before making an exchange of your Fund shares.

                                      OPENING AN ACCOUNT                                       ADDING TO YOUR ACCOUNT
o THROUGH             o You may invest in each Fund through various                 o Please refer to directions received through
  RETIREMENT PLANS    Retirement Plans. The Funds' shares are                         your employer's plan, Unified or your
                      designed for use with certain types of tax                      financial adviser.
                      qualified retirement plans including defined
                      benefit and defined contribution plans.
                      Class I shares  are not  appropriate  for IRA
                      accounts other than IRA rollover accounts.

                      o  For  further   information  about  any  of  the  plans,
                      agreements,  applications and annual fees, contact Unified or your financial adviser.

MORE INFORMATION ABOUT EXCHANGES:

A redemption fee of 2% of the amount redeemed will apply to shares exchanged for shares of the other Fund if the shares redeemed were purchased on or after November 15, 1999, and are exchanged 90 days or less after they were purchased. The Fund may waive the redemption fee for certain tax-advantaged retirement plans. The Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time.

     o SPECIAL TAX CONSIDERATION: For federal income tax purposes, an exchange of shares between Funds is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

o AUTOMATIC INVESTMENT PLAN

You can pre-authorize monthly or quarterly investments of $100 or more in Class A shares of each Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate portion of an account application or separate forms to do this. Contact your broker or the Distributor for more information.

o PROCESSING ORGANIZATIONS

You may purchase shares of each Fund through a "Processing Organization," (for example, a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. The Funds have authorized certain Processing Organizations to accept purchase and sale orders on their behalf. Before investing in the Funds through a Processing
Organization, you should read any materials provided by the Processing Organization in conjunction with this Prospectus.

When you purchase shares in this way, the Processing Organization may:

             o charge a fee for its services;

             o act as the shareholder of record of the shares;

             o set different minimum initial and additional investment
               requirements;

             o impose other charges and restrictions; and

             o designate intermediaries to accept purchase and sale orders on the Fund's behalf.

The Fund considers a purchase or sales order as received when an authorized Processing Organization, or its authorized designee, accepts the order. These orders will be priced based on the Fund's NAV determined after such order is accepted.

Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Fund. Certain Processing Organizations may receive compensation from the Fund, the Adviser or their affiliates.

SELLING YOUR SHARES

You may sell some or all of your Fund shares on any day that the Fund calculates its NAV. If your request is accepted before the close of regular trading on the NYSE, you will receive a price based on that day's NAV for the shares your sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

o REDEMPTION FEE

For shares purchased on or after November 15, 1999, a redemption fee of 2% of the value of the shares sold will be imposed on Class A shares and Class I shares redeemed 90 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Funds or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Fund. The Fund may waive the redemption fee for certain tax-advantaged retirement plans. The Fund reserves the right to terminate or modify the terms of the redemption fee waiver at any time.

The Funds will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares of a particular Fund held in a shareholder's account. If this holding period is 90 days or less, the redemption fee will be assessed.

If your shares were purchased through a Processing Organization or an omnibus account, your Processing Organization or registered investment adviser is required to monitor the holding period applicable to your shares and to assess any applicable redemption fee.

o        WIRE TRANSFER FEE

If you sell your shares and request your money by wire transfer, the Funds reserve the right to impose a $12.00 fee.

o BY TELEPHONE   o You can sell or  exchange  your  shares  over the  telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the New Account Application Form. To sell your Fund shares by telephone call (800) 435-4659 between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time) on a day when the NYSE is open for regular trading. You will be asked to:

                 o specify the name of the Fund and Class from which the sale is to be made;

                      o indicate the number of shares or dollar amount to be sold;

                      o include  your name as it exists on the  Fund's  records;
                      and

                      o indicate your account number.

o BY MAIL        o To sell your Fund shares by mail you must write to Unified at:

                          Unified Fund Services, Inc.
                          P.O. Box 6110
                          Indianapolis, Indiana 46206-6110
                          Attention: Julius Baer Investment Funds

                 o specify the name of the Fund and Class from which the sale is to be made;

                 o indicate the number of shares or dollar amount to be sold;

                 o include your name as it exists on the Fund's records;

                 o indicate your account number; and

                 o sign redemption request exactly as the shares are registered.

>> INVESTOR ALERT: Unless otherwise specified, proceeds will be sent to the record owner.

SIGNATURE GUARANTEES: Some circumstances (e.g., changing the bank account designated to receive sale proceeds) require that the request for the sale of shares have a signature guarantee. A signature guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

TELEPHONE SALES: If we receive your share sale request before 4:00 p.m. (Eastern time), on a day when the NYSE is open for regular trading, the sale of your shares will be processed that day. Otherwise it will occur on the next business day that the NYSE is open for regular trading.

Interruptions in telephone service could prevent you from selling your shares in this manner when you want to. When you have difficulty making telephone sales, you should mail (or send by overnight delivery) a written request for sale of your shares to Unified.

In order to protect your investment assets, Unified intends to only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and the Trust will not be liable for losses in those cases. The Trust has certain procedures to confirm that telephone instructions are genuine. If the Trust does not follow such procedures in a particular case it may be liable for any losses due to unauthorized or fraudulent instructions.

o LOW ACCOUNT BALANCES: The Funds may sell your Class A shares if your account balance falls below $1,000 as a result of redemptions you have made, but not as a result of a reduction in value from changes in the value of the shares. The Funds may exchange your Class I shares for Class A shares of the same Fund if your account balance falls below the applicable minimum investment amount for Class I shares as a result of redemptions you have made. In addition, The Funds may exchange your Class I shares for Class A shares of the same Fund if your account originally qualified to purchase Class I shares solely because your shares were aggregated with other accounts and the value of the sum of all of the aggregated accounts falls below that minimum. The Funds will let you know if your shares are about to be sold or exchanged and you will have 60 days to increase your account balance to more than the minimum to avoid the sale or exchange of your Fund shares.

>> SPECIAL CONSIDERATION: Involuntary sales may result in sale of your Fund shares at a loss or may result in taxable investment gains.

o RECEIVING SALE PROCEEDS: Unified will forward the proceeds of your sale to you within seven days.

FUND SHARES PURCHASED BY CHECK: If you purchase Fund shares by personal check, the proceeds of a sale of those shares will not be sent to you until the check has cleared, which may take up to 10 days. If you need your money more quickly, you should purchase shares by federal funds, bank wire, or with a certified or cashier's check.

>> It is possible that the payments of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.

REDEMPTIONS IN-KIND: The Funds reserve the right to redeem your shares by giving you securities from the Funds' portfolios under certain circumstances, generally in connection with very large redemptions.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS--CLASS A SHARES

Each Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act for its Class A shares. This plan allows each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to holders of Class A shares.

Under the plan, each Fund pays an annual fee of up to 0.25% of the average daily net assets of the Fund that are attributable to Class A shares. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when income dividends are declared and paid for each Fund.

FUND                                    DIVIDENDS DECLARED AND PAID
----                                    ---------------------------
INTERNATIONAL EQUITY FUND                       ANNUALLY
GLOBAL INCOME FUND                              MONTHLY

Distributions of any capital gains earned by a Fund will be made at least annually.

TAX INFORMATION

DISTRIBUTIONS: Each Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.

ORDINARY INCOME: Income and short-term capital gains distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS: Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

>> TAX ON SALE OF SHARES: Selling your shares may cause you to incur a taxable gain or loss.

STATEMENTS AND NOTICES: You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Funds and certain distributions paid by the Funds during the prior tax year.

>> SPECIAL TAX CONSIDERATION: You should consult with your tax adviser to address your own tax situation.

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS: The Funds' Annual and Semi-Annual Reports to shareholders provide additional information about the Funds' investments. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. In the Funds' Annual Report, you will also find certain financial highlight information which is legally a part of this Prospectus.

The Funds' Annual Report and the independent auditor's report are incorporated by reference in this prospectus.

You can get free copies of the SAI, the Annual and Semi-Annual Reports, request other information about the Funds, and receive answers to your questions about the Funds by contacting Unified at:

Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana 46204-1897
(800) 435-4659

The Securities and Exchange Commission (SEC) maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

Investment Company Act
file no. 811-6652

Julius Baer Investment Funds
Account Application                                         Please Print or Type

1. ACCOUNT REGISTRATION

     Name(s) in which account is to be registered:

     Individual ________________________________________________________________

     Social Security Number ____________________________________________________

     Joint Owner _______________________________________________________________
                  (If Joint Tenancy,  use Social Security Number of first
                   Joint Tenant shown.)

     OR  Uniform Transfer to Minor: ____________________________________________
                                        Custodian Name (one custodian only)

Under the ______________________________ Uniform Transfer to Minors Act or similar act.
                      State

Custodian for __________________________________________________________________
                                Minor's Name (one minor only)

Minor's Social Security Number _________________________________________________

OR  __ Trust __ Corporation __ Other ___________________________________________
                                                 (please specify)

     Trust/Corporate Name ______________________________________________________

     Trust Date ______________  Taxpayer Identification Number _________________

     Additional forms, such as a Corporate Resolution, may be required. Call 1-800-435-4659 for information.

2. MAILING ADDRESS

   Address for reports and statements:

   Street Address                                                  Apt.

   City                   State                                    Zip Code

   Telephone Number ____________________________________________________________

   Non Resident Alien:       __No     __ Yes ___________________________________

3. FUND SELECTION AND INITIAL INVESTMENT

   With as little as $2,500, you can invest in the Julius Baer Investment Funds. Please be sure to read the current Prospectus carefully before investing or sending money. You may request an additional Prospectus by calling 1-800-435-4659. Allocate my investment as follows:

   Investment Amount Julius Baer Global Income Fund Class A shares ($2,500 minimum) $ __________________________________________________________________

   Julius Baer International Equity Fund Class A shares ($2,500 minimum)
   $ ___________________________________________________________________________

   Julius Baer Global Income Fund Class I shares ($2,000,000 minimum*)
   $ ___________________________________________________________________________

   Julius Baer International Equity Fund Class I shares ($2,000,000 minimum*)
   $ ___________________________________________________________________________

   Total Amount Invested:  $ ___________________________________________________

   * $250,000 for registered investment advisers purchasing through omnibus accounts.

   __ By check (Payable to the Julius Baer Investment Funds or the Funds in which you are investing.)

   __ By wire (Call 1-800-435-4659 for wire instructions.)
      _____________________ (Account number assigned by bank from which assets were wired.)

4. DIVIDENDS AND CAPITAL GAINS

   (Check one - If none checked "A" will be assigned.)

   __A. Reinvest dividends and capital gains in additional Fund shares.

   __B. Pay dividends in cash, reinvest capital gains in additional Fund shares.

   __C. Pay dividends and capital gains in cash.

5. TELEPHONE EXCHANGES AND REDEMPTIONS

   Unless indicated below, I hereby authorize Unified Fund Services, Inc. (Unified), Julius Baer Investment Funds' Transfer Agent, to accept and act upon telephone instructions regarding exchange and redemption transactions for my account(s).

   __I DO NOT want shares in my account(s) to be exchanged or redeemed by telephone.

   For more information, please refer to the current Prospectus.

6. WIRE REDEMPTION PRIVILEGE (OPTIONAL)

   __Wire redemptions permit proceeds of redemption requests initiated by telephone or letter to be transmitted via Fed Wire to Fed member banks.

Account of _____________________________________________________________________
                                Name(s) on account

Name of person(s) able to act on behalf of account _____________________________
                                               (i.e., corporation, spouse, etc.)

     Bank Name _________________________________________________________________

     Bank Address ______________________________________________________________
                     Street           City              State           Zip Code

     Bank Account Number _______________________________________________________
                                     (specify Checking or Savings)

     ABA Routing Number ________________________________________________________

7. AUTOMATIC INVESTMENT PLAN

     __ Please send me the necessary authorization form for the Automatic Investment Plan, where my money can automatically be invested in my account on a regular basis.

8. AUTHORIZATIONS, CERTIFICATIONS AND SIGNATURES

   AUTHORIZATION

   By signing this Application, I(we) certify that I(we) have full right, power, authority, and legal capacity to purchase shares of the Fund and affirm that I(we) have received a current Prospectus and agree to be bound by its terms and understand the investment objectives and policies stated therein and that all representations contained in this Application and any representations accompanying this Application pursuant to regulatory authority of any State are true.

   I(We) agree not to hold Unified or Julius Baer Investment Funds responsible for acting under the powers I(we) have given them. I(We) also agree that all account registration information I(we) have given Unified will remain the same unless I(we) tell Unified otherwise in writing that includes a signature guarantee. I(We) also agree that this Application applies to any Julius Baer Investment Funds into which I(we) may exchange.

   Shares of the Funds are not bank deposits and are not insured or guaranteed by the FDIC.

   TAXPAYER IDENTIFICATION

   I(We) certify under penalties of perjury that:

   (1) the social  security  number or taxpayer  identification  number shown in
   Part 1 is correct and may be used for any custodial or trust account opened for me(us) by Julius Baer Investment Funds, and

   (2) I(We) am(are) not subject to backup withholding because the Internal Revenue Service (IRS) (a) has not notified me(us) that I(we) am(are), as a result of failure to report all interest or dividends, or (b) has notified me(us) that I(we) am(are) no longer subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons under the Federal income tax law.

   __ Check here if you are subject to backup withholding or have not received a notice from the IRS advising you that backup withholding has been terminated.

   AUTHORIZATION:

   Signature of Owner Date Title (if signing for corporation, trusts, etc.)

   Signature of Joint Owner                               Date
                                             Title (Secretary, Co-Trustee, etc.)

   9. FOR DEALER USE ONLY

   We hereby authorize Unified to act as our agent in connection with transactions authorized by this Application.

   Dealer's Name _______________________________________________________________

   Main Office Address - Street ________________________________________________

   City________________     State_________________           Zip Code___________

   Representative's Name _______________________________________________________

   Branch # ____________________________________________________________________

   Rep # _______________________________________________________________________

   Branch Address - Street _____________________________________________________

   City_________________      State__________________       Zip Code____________

   Telephone Number ____________________________________________________________

   Authorized Signature of Dealer ______________________________________________

Title __________________________________________________________________________

Mail Completed Application to: Julius Baer Investment Funds, P.O. Box 6110, Indianapolis, IN 46206-6110

                          JULIUS BAER INVESTMENT FUNDS

                      Julius Baer International Equity Fund
                         Julius Baer Global Income Fund

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 28, 2001

This Statement of Additional Information (SAI) is not a Prospectus, but it relates to the Prospectus of Julius Baer Investment Funds dated February 28, 2001.

Financial Statements are incorporated by reference into this SAI from the Funds' most recent Annual Report.

You can get a free copy of the Prospectus for the Julius Baer Investment Funds or the Funds' most recent annual and semi-annual reports to shareholders, request other information and discuss your questions about the Funds by contacting the Transfer Agent at:

                           Unified Fund Services, Inc.
                           431 N. Pennsylvania Street
                        Indianapolis, Indiana 46204-1897
                                 (800) 435-4659

You can view the Funds' Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission (SEC).

You can get text-only copies:

       For a fee by writing to or calling the Public Reference Room of the SEC,
         Washington, D.C. 20549-6009.
       Telephone:  1-202-942-8090
       E-mail address: publicinfo@sec.gov

       Free from the SEC's Internet website at http://www.sec.gov.

CONTENTS                                                                    PAGE

The Trust and the Funds

Description of the Funds, Their Investments and Risks

Common Investment Strategies

Additional Information on Investment Practices

Investment Limitations

Management of the Trust

Capital Stock

Additional Purchase and Redemption Information

Additional Information Concerning Exchange Privilege

Additional Information Concerning Taxes

Calculation of Performance Data

Independent Auditors

Counsel

Financial Statements

Appendix

                             THE TRUST AND THE FUNDS

Julius Baer Investment Funds (the "Trust"") is composed of two funds: the Julius Baer International Equity Fund (the Equity Fund") and the Julius Baer Global Income Fund (the " Income Fund") (each, a "Fund" and together, the "Funds"). Each Fund currently offers Class A shares and Class I shares (the " Classes").

The Trust was formed as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992, and amended on June 22, 1992, September 16, 1993, January 1, 1995 and July 1, 1998 (the "Trust Agreement"). On July 1, 1998, the Trust changed its name from BJB Investment Funds to Julius Baer Investment Funds. At the same time, the name of each of the BJB International Equity Fund and the BJB Global Income Fund was changed to Julius Baer International Equity Fund and the Julius Baer Global Income Fund, respectively.

The Prospectus, dated February 28, 2001, provides the basic information investors should know before investing, and may be obtained without charge by calling Unified Fund Services, Inc. (the "Transfer Agent"), at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.

              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION

The Income Fund is a non-diversified, open-end management investment company. The Equity Fund is a diversified open-end management investment company.

PORTFOLIO INVESTMENTS

INCOME FUND. The Income Fund may invest in a wide variety of fixed-income securities issued anywhere in the world, including the United States. The Income Fund may purchase debt obligations consisting of bonds, debentures and notes issued or guaranteed by the United States or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the International Bank for Reconstruction and Development (World Bank) or the European Investment Bank. The Income Fund also may purchase debt obligations of U.S. or foreign corporations that are issued in a currency other than U.S. dollars. The Income Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries, including, but not limited to, Australia, Austria, Belgium, Canada, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Italy, Japan, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, South Africa, Spain, Sweden, Switzerland, Taiwan, Turkey, the United Kingdom and the United States. The Income Fund may invest in securities issued in multi-national currency units, such as European Currency Units (ECUs), which is a composite of the currencies of several European countries. The Income Fund may also invest in the single European currency (Euro). In order to seek to protect against a decline in value of the Income Fund's assets due to fluctuating currency values, the Income Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

In selecting particular investments for the Income Fund, Julius Baer Investment Management Inc. (the "Adviser") will seek to mitigate investment risk by limiting its investments to quality fixed-income securities. The Income Fund may not invest in governmental or corporate bonds rated at the time of purchase below "A" by Moody's Investors Service, Inc.("Moody's") or Standard & Poor's Rating Service, a division of McGraw-Hill Companies ("S&P"). The Income Fund may invest in securities with equivalent ratings from another recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. If a security is downgraded below the minimum rating necessary for investment by the Income Fund, the Income Fund will consider disposing of the security within a reasonable time period. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. For a description of the rating systems of Moody's and S&P, see the Appendix to this SAI.

The Adviser will allocate investments among securities of particular issuers on the basis of its views as to the yield, duration, maturity, issue classification and quality characteristics of the securities, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Income Fund may seek to take advantage of differences in relative values of fixed-income securities among various countries.

EQUITY FUND. The Equity Fund may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States. The Equity Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries, including, but not limited to, Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Czech Republic, Denmark, Egypt, Finland, France, Germany, Hungary, Hong Kong, India, Israel, Italy, Japan, Korea, Malaysia, Mauritius, Mexico, the Netherlands, New Zealand, Pakistan, Peru, Poland, Portugal, Russia, Singapore, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom, the United States and Venezuela. The Equity Fund also may invest up to 10% of its total assets in equity warrants and interest rate warrants of international issuers. However, the Equity Fund will not invest more than 2% of its net assets in warrants that are not listed on a recognized U.S. or foreign exchange. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index ("Bond Index") at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Equity Fund may invest in securities issued in multi-national currency units, such as ECUs and the Euro. The Equity Fund may also invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The Equity Fund may invest in Depository Receipts through "sponsored" or "unsponsored" facilities if issues of such Depository Receipts are available and are consistent with the Equity Fund's investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. In order to seek to protect against a decline in value of the Equity Fund's assets due to fluctuating currency rates, the Equity Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

The Equity Fund will invest substantially all of its assets in equity securities when the Adviser believes that the relevant market environment favors profitable investing in those securities. Equity investments are selected in industries and companies that the Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Adviser's analysis and selection process focuses on growth potential; investment income is not a consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. Generally, the Equity Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Equity Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. While no assurances can be given as to the specific issuers of the equity securities in which the Fund will invest, the Fund intends to seek out the securities of large well-established issuers. However, the Equity Fund will invest in the equity securities of smaller emerging growth companies when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Equity Fund normally invests primarily in equity securities, it may increase its cash or non-equity position when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Equity Fund may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Fund's total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Equity Fund may receive a return on idle cash. The Equity Fund also may invest up to 5% of its total assets in gold bullion and coins, which, unlike investments in many securities, earn no investment income. Since a market exists for such investments, the Adviser believes gold bullion and coins should be considered a liquid investment. The Equity Fund intends to limit its investments in debt securities to securities of U.S. companies, the U.S. Government, foreign governments, domestic or foreign governmental entities and supranational organizations such as the European Economic Community and the World Bank. When the Equity Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund but, under these certain circumstances, the Equity Fund would not expect to participate in market advances or declines to the extent that it would if it remained fully invested in equity securities.

                          COMMON INVESTMENT STRATEGIES

In attempting to achieve their investment objectives, the Funds may engage in a variety of investment strategies.

CONVERTIBLE SECURITIES AND BONDS WITH WARRANTS ATTACHED

Each Fund may invest in fixed-income obligations convertible into equity securities, and bonds issued as a unit with warrants. Convertible securities in which a Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock. Neither Fund intends to retain in its portfolio the common stock received upon conversion of a convertible security or exercise of a warrant and will sell such stocks as promptly as it can and in a manner that it believes will reduce the risk to the Fund of a loss in connection with the sale. Neither Fund intends to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond.

MONEY MARKET INVESTMENTS

Each Fund may invest up to 20% of its total assets in short-term investment grade money market obligations. In addition, on occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of its assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody's or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, each Fund could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities) (including repurchase agreements with respect to such securities).

CURRENCY HEDGING TRANSACTIONS

The Adviser may seek to limit losses through the use of currency forward contracts, currency and interest rate futures contracts and options on such futures contracts and options on currencies. These strategies may be used for hedging purposes only and not for speculation. Each Fund may attempt to decrease any losses from changes in currency exchange rates by entering into currency hedging transactions in connection with up to 100% of its total portfolio.

CURRENCY, INTEREST RATE AND STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON FUTURES

A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Interest rate and stock index futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of a debt or equity security at a fixed date and price. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. When deemed advisable by the Adviser, each Fund may enter into currency futures contracts, interest rate and stock index futures contracts or related options that are traded on U.S. or foreign exchanges. The Equity Fund also may enter into options contracts relating to gold bullion. Such investments by a Fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in interest rates, currency values and market conditions and when the transactions are economically appropriate to the reduction of risks inherent in the management of a Fund and not for the purposes of speculation. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract always will be covered by cash and cash equivalents or other liquid assets set aside, plus accrued profits held at a Fund's custodian or at the commodity dealer.

CURRENCY EXCHANGE TRANSACTIONS AND OPTIONS ON FOREIGN CURRENCIES

Each Fund may engage in currency exchange transactions and purchase put and call options on foreign currencies. Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large U.S. or foreign commercial banks) and their customers. The Funds may enter into a forward contract in the following two circumstances:

           (1) When a Fund purchases a foreign currency denominated security for settlement in the near future, it may immediately purchase in the forward market the foreign currency needed to pay for and settle the transaction.

           (2) When the Adviser believes that the currency of a specific country may deteriorate against another currency, a Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be more or less than the value of a Fund's securities denominated in the less attractive currency. While such actions are intended to protect the Funds from adverse currency movements, there is a risk that the currency movements involved will not be properly anticipated. Use of this currency hedging technique may also be limited by management's need to protect the U.S. tax status of the Funds as regulated investment companies.

           To support its obligation when a Fund enters into a forward contract to buy or sell currencies, such Fund will either deposit with its custodian in a segregated account cash or other liquid assets having a value at least equal to its obligation or continue to own or have the right to sell or acquire, respectively the currency subject to the forward contract.

An option on a foreign currency, which may be entered into on a U.S. or foreign exchange or in the over-the-counter market, gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying currency at a specified price during the term of the option.

Each Fund may also invest in instruments offered by brokers that combine forward contracts, options and securities in order to reduce foreign currency exposure.

COVERED OPTION WRITING

Each Fund may write options to generate current income or as hedges to reduce investment risk. Each Fund may write put and call options on up to 25% of the net asset value of the securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by a Fund has the right to compel such Fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

Upon the exercise of a put option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option's exercise over the greater of (i) the Fund's acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

The Funds will write only covered options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Fund will either (1) deposit with its custodian in a segregated account cash, U.S. Government securities or other liquid assets having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

Each Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To affect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that a Fund has written, an option of the same series as that on which such Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that a Fund will be able to affect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the over-the-counter market. Option writing for the Funds may be limited by position and exercise limits established by securities exchanges and the National Association of Securities Dealers, Inc. (NASD). Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code. Each Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. Each Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Fund of options will depend on the Adviser's ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES

Each Fund may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. A Fund may utilize up to 2% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 2% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and a Fund will lose the premium paid for the option.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Presently, under the 1940 Act, a fund is permitted to hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of a fund's total assets and (c) when added to all other investment company securities held by such fund, do not exceed 10% of the value of the fund's total assets. Investors should note that investment by a Fund in the securities of other investment companies would involve the payment of duplicative fees (once with the Fund and again with the investment company in which the Fund invests). Each Fund intends not to invest more than 5% of its total assets in the securities of other investment companies.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers.
Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during such Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest.

The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. To evaluate this risk, the Adviser has been delegated responsibility by the Trust's Board of Trustees monitoring the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements. A repurchase agreement is considered to be a loan under the 1940 Act. Under normal market conditions, a Fund may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, a Fund may invest in these agreements without limit.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS

Each Fund may utilize up to 20% of its total assets to purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the extent the Fund is fully invested, these transactions will have the same effect on net asset value per share as leverage. A Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if its Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will establish a segregated account with its custodian consisting of cash, U.S. Government securities or other liquid assets in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on a Fund's net assets.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (1933 Ac), but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities) or sold pursuant to Section 4(2) of the 1933 Act (4(2) Commercial Paper). A Rule 144A Security or 4(2)Commercial Paper may be considered illiquid and therefore subject to a Fund's 15% limitation on the purchase of illiquid securities, unless the Trust's Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees has adopted guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities and 4(2)Commercial Paper, although the Board of Trustees retains ultimate responsibility for any determination regarding liquidity. The Board of Trustees will consider all factors in determining the liquidity of Rule 144A Securities and 4(2)Commercial Paper. The Board of Trustees will carefully monitor any investments by the Funds in Rule 144A Securities and 4(2)Commercial Paper.

LENDING PORTFOLIO SECURITIES

Each Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Fund's securities may not exceed 33 1/3% of the Fund's net assets. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that will be maintained at all times in a segregated account with such Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. A Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which securities will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Adviser to be in good standing and when, in the Adviser's judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

HIGH-YIELD/HIGH-RISK BONDS

The Equity Fund may invest up to 10% of its total assets in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. Such bonds may have predominantly speculative characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

UNRATED DEBT SECURITIES

Both Funds may invest in unrated debt instruments of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Adviser may treat such securities as unrated debt. See the Appendix for a description of bond rating categories.

                 ADDITIONAL INFORMATION ON INVESTMENT PRACTICES

FOREIGN INVESTMENTS

Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Funds will be investing substantially in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.

The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Funds will avoid investing in countries which are known to experience settlement delays which may expose the Funds to unreasonable risk of loss.

The interest payable on each Fund's foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Fund's income. Additionally, the operating expenses of the Fund, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international funds.

Each Fund will not invest more than 25% or more of its assets in the securities of supranational entities.

FUTURES ACTIVITIES


The Equity Fund may enter into stock index futures contracts, fixed-income securities futures contracts and foreign currency futures contracts. The Income Fund may enter into fixed-income securities futures contracts and foreign currency futures contracts. The Funds may also purchase or write related options that are traded on foreign as well as U.S. exchanges.


Entering into a futures contract enables a Fund to seek to protect its assets from fluctuations in value without necessarily buying or selling the assets. A Fund may not enter into futures transactions, other than those considered to be "bona fide" hedging by the Commodity Futures Trading Commission, if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of such Fund's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts into which it has entered. A Fund will not use leverage when it enters into long futures or options contracts and for each such long position such Fund will deposit cash, or other liquid assets, having a value equal to the underlying commodity value of the contract as collateral with its custodian or approved futures commission merchant (FCM) in a segregated account.



The value of portfolio securities will far exceed the value of the futures contracts sold by a Fund. Therefore, an increase in the value of the futures contracts could only mitigate but not totally offset the decline in the value of such Fund's assets. No consideration is paid or received by a Fund upon entering into a futures contract. Upon entering into a futures contract, a Fund will be required to deposit in a segregated account with its custodian or approved FCM an amount of cash or other liquid assets equal to a portion of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate such Fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the Adviser to predict correctly movements in the price of the securities or currencies and the direction of the stock indices underlying the particular hedge. These predictions and, thus, the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying securities or currencies and movements in the price of the securities which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of such Fund's securities being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance. In addition, in such situations, if a Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

OPTIONS ON FUTURES CONTRACTS


The Funds may purchase and write put and call options on interest rate, stock index and foreign currency futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in interest rates and market conditions, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.


An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. An option on a foreign currency futures contract, as contrasted with the direct investment in the contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined exercise price at a time in the future. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Funds.

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets by a Fund's Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

CURRENCY HEDGING TRANSACTIONS

The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. The Funds, therefore, may engage in currency hedging transactions to protect against uncertainty in the level of future exchange rates. Income received from such transactions could be used to pay a Fund's expenses and would increase an investor's total return. The Funds will conduct foreign currency transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency market or through forward foreign exchange contracts to purchase or sell currency. The Funds also are authorized to purchase and sell listed foreign currency options and options on foreign currency futures for hedging purposes.

The following is a description of the hedging instruments the Funds may utilize with respect to foreign currency exchange rate fluctuation risks.

FORWARD CURRENCY CONTRACTS

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Fund's dealings in forward currency exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in that currency or in another currency in which portfolio securities are denominated, the movements of which tend to correlate to the movement in the currency sold forward (hedged currency). A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency or the hedged currency. If a Fund enters into a position hedging transaction, cash or liquid securities will be placed in a segregated account in an amount equal to the value of that Fund's total assets committed to the consummation of the forward contract or the Fund will own the currency subject to the hedge, or the right to buy or sell it as the case may be. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of such Fund's commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a Fund may either sell a portfolio security and take delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. In light of the requirements that the Funds must meet to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (Code) for a given year, the Funds currently intend to limit their gross income from currency transactions to less than 10% of gross income for that taxable year.

FOREIGN CURRENCY OPTIONS

The Funds may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six and nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires.

A Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a Fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, such Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

FOREIGN CURRENCY FUTURES AND RELATED OPTIONS

The Funds may enter into currency futures contracts to purchase and sell currencies. They also may purchase options on currency futures. Foreign currency futures are similar to forward currency contracts, except that they are traded on commodities exchanges and are standardized as to contract size and delivery date. In investing in such transactions, a Fund would incur brokerage costs and would be required to make and maintain certain "margin" deposits. A Fund also would be required to segregate assets or otherwise cover, as described above, the futures contracts requiring the purchase of foreign currencies. These limitations are described more fully above under the heading "Futures Activities." Most currency futures call for payment or delivery in U.S. dollars.

Options on foreign currency futures entitle a Fund, in return for the premium paid, to assume a position in an underlying foreign currency futures contract. An option on a foreign currency futures contract, in contrast to a direct investment in the contract, gives the purchaser the right, but not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined price at a time in the future.

Currency futures and related options are subject to the risks of other types of futures activities, as described above. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund's investments denominated in that currency over time.

A more detailed discussion of futures contracts and options on futures contracts, including the risks associated with such transactions and certain limitations on the percentage of assets that may be used in such transactions, can be found above under the heading "Futures Activities."

OPTIONS ON SECURITIES

In order to hedge against adverse market shifts, a Fund may utilize up to 2% of its total assets to purchase put options on securities and an additional 2% of its total assets to purchase call options on securities, in each case that are traded on foreign as well as U.S. exchanges or in the over-the-counter market. In addition, a Fund may write covered call options and put options on up to 25% of the net asset value of the securities in its portfolio. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period. A Fund may write only covered call options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security without additional consideration for as long as it remains obligated as the writer of the option.

The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, a Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when its Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of a Fund as the writer of an option continues, such Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (Clearing Corporation) and of the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Funds may purchase and write options on securities on U.S. and foreign securities exchanges or in the over-the-counter market.

A Fund may realize a profit or loss upon entering into a closing transaction. In cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether such Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

Although a Fund will generally purchase or write only those options for which its Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to a Fund. Each Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by its Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, a Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Dollar amount limits apply to U.S. Government securities. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

In the case of options written by a Fund that are deemed covered by virtue of such Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, a Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but a Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. Government securities for which a Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, a Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

In addition to writing covered options for other purposes, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Fund will engage in hedging transactions only when deemed advisable by its Adviser. Successful use by a Fund of options will be subject to its Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

OPTIONS ON GOLD

For hedging purposes, the Equity Fund may purchase put and call options on gold and write covered call options on gold in an amount which, when added to its assets committed to margin and premiums for gold futures contracts and related options, does not exceed 5% of the Equity Fund's net assets. The Equity Fund will only enter into gold options that are traded on a regulated domestic commodities exchange or foreign commodities exchanges approved for this purpose by the Commodity Futures Trading Commission.

SHORT SALES "AGAINST THE BOX"

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales if at the time of the short sale such Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by such Fund's custodian or qualified sub-custodian. While the short sale is open, a Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute such Fund's long position. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for such short sales at any one time.

The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

FIXED-INCOME INVESTMENTS

The performance of the debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. A Fund's share price and yield will also depend, in part, on the quality of its investments. While U.S. Government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in a Fund's share price will depend on the extent of the Fund's investment in such securities.

U.S. GOVERNMENT SECURITIES

The Funds may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (U.S. Government securities). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business
Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Funds also may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

INTERNATIONAL WARRANTS

The Equity Fund may invest up to 10% of its total assets in warrants of international issuers. The Equity Fund's holdings of warrants will consist of equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers. Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Equity Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock.

Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. The Equity Fund will not buy bonds with warrants attached. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of European exchanges, principally in France, Germany, Japan, Netherlands, Switzerland and the United Kingdom, and in over-the-counter markets. Since there is a readily available market for these securities, the Equity Fund Adviser believes that international warrants should be considered a liquid investment.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer's group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long term options have an initial period of one year or more, but generally have terms between three and five years. At present, long term options are traded only in the Netherlands, where a distinct market does not exist. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

The Equity Fund will acquire only covered warrants, index warrants, interest rate warrants and long term options issued by entities deemed to be creditworthy by its Adviser, who will monitor the creditworthiness of such issuers on an on-going basis. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, the Equity Fund will limit its holdings of covered warrants, index warrants, interest rate warrants and long term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by its Adviser to have the capacity to meet their obligations to the Equity Fund.

                             INVESTMENT LIMITATIONS

The investment limitations numbered 1 through 11 have been adopted by the Trust with respect to each Fund as fundamental policies and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. Investment limitations 12 through 14 may be changed by a vote of the Board of Trustees at any time.

A Fund may not:

1. Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund's assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

3. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund's net assets and enter into repurchase agreements.

4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b)
securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities.

10. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

11. Invest more than 15% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

12. Purchase any security if as a result the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.

13. Purchase or retain securities of any company if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer or director of its Adviser individually owns more than 1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

14. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of each Fund's net assets (10% in the case of the Equity Fund) of which not more than 2% of each Fund's net assets may be invested in warrants not listed on a recognized U.S. or foreign stock exchange.

    If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

Overall responsibility for management and supervision of the Trust and the Funds rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust or the Funds, including agreements with its distributor, custodian, transfer agent, investment adviser, administrator and co-administrator. The day-to-day operations of the Funds are delegated to the Adviser. The SAI contains background information regarding each of the Trustees and executive officers of the Trust.

TRUSTEES AND OFFICERS

The names of the Trust's  Trustees  and  executive  officers,  their  addresses,
birthdates,   principal  occupations  during  the  past  five  years  and  other affiliations are set forth below.

Bernard Spilko*                    Trustee and                   General Manager and Senior Vice President of Bank Julius Baer
Bank Julius Baer & Co., Ltd.       Chairman                      & Co., Ltd., New York Branch; Managing Director of Julius
330 Madison Avenue                                               Baer Securities Inc.; Chairman of the Board of The European
New York, New York 10017                                         Warrant Fund, Inc.
Birthdate: 08/11/41

Harvey B. Kaplan                   Trustee                       Controller (Chief Financial Officer), Easter Unlimited, Inc.
80 Voice Road                                                    (toy company); Director of The European Warrant Fund, Inc.
Carle Place, New York 11514
Birthdate: 09/22/37

Robert S. Matthews                 Trustee                       Partner, Matthews & Co. (certified public accountants).
331 Madison Avenue, 8th Fl.
New York, New York 10017
Birthdate: 10/16/43

Gerard J.M. Vlak                   Trustee                       Retired; Director, The Rouse Company (1996 - present).
181 Turn of the River Road #7
Stamford, Connecticut 06905
Birthdate: 09/28/33

Martin Vogel*                      Trustee                       Member of Management Committee, Julius Baer Investment Fund
Julius Baer Investment Fund                                      Services, Ltd., 1996 to present; Attorney, Schaufelberger & van
Services                                                         Hoboken, 1994 - 1996; Director, The European Warrant Fund, Inc.,
Freighutstrasse 12                                               1997 - present; Secretary of the Board of Directors of the
Zurich, Switzerland                                              Luxembourg domiciled investment companies and of Julius Baer
Birthdate: 09/29/63                                              Investment Fund Services, Ltd. (1996-present).

Peter Wolfram                      Trustee                       Partner, Kelley Drye & Warren (law firm).
101 Park Avenue
New York, New York 10178
Birthdate: 04/02/53

Michael K. Quain                   President and                 First Vice President of Bank Julius Baer & Co., Ltd., New York
Bank Julius Baer & Co., Ltd.       Chief Financial Officer       Branch; Vice President of Julius Baer Securities Inc.;
330 Madison Avenue                                               President and Chief Financial Officer of The European
New York, New York 10017                                         Warrant Fund, Inc.
Birthdate: 07/06/57

Richard C. Pell                    Vice President                Senior Vice President and Chief Investment Officer of Bank Julius
Bank Julius Baer & Co., Ltd.                                     Baer & Co., Ltd., New York Branch; Chief Investment Officer
330 Madison Avenue                                               and Co-Manager of Julius Baer International Equity Fund;
New York, New York 10017                                         Senior Vice President, Julius Baer Investment Management Inc.,
Birthdate: 09/21/54                                              2000-present.

Karen Arrese                       Vice President                Vice President and Co-Manager for the Julius Baer Global
Bank Julius Baer & Co., Ltd.                                     Income Fund and Global Fixed-Income Specialist for Bank
330 Madison Avenue                                               Julius Baer & Co., Ltd., New York Branch, 1998- 2000;
New York, New York 10017                                         and for Julius Baer Investment Management Inc., 2000 - present;
Birthdate: 10/10/70                                              Proprietary Interest Rate and Currency Trader for Chase Manhattan
                                                                 Bank, 1997 - 1998; prior to 1998, Global Portfolio Manager at
                                                                 Standish, Ayer & Wood in Boston and Bankers Trust Company in
                                                                 New York.

Rudolph-Riad Younes                Vice President                Head of International Equity Management, Bank Julius Baer
330 Madison Avenue                                               & Co., Ltd., New York Branch, 1993-present; Co-Manager of Julius
New York, New York 10017                                         Baer International Equity Fund; First Vice President of Bank
Birthdate : 09/25/61                                             Julius Baer & Co., Ltd. New York Branch, 2000-present; First Vice
                                                                 President of Julius Baer Investment Management Inc., 2000-present;
                                                                 Vice President, Bank Julius Baer & Co., Ltd., New York Branch,
                                                                 1993-1999.

Hector Santiago                    Vice President                Vice President of Bank Julius Baer & Co., Ltd., New York
Bank Julius Baer & Co., Ltd.                                     Branch and Julius Baer Securities, 1998 - present; Vice
330 Madison Avenue                                               President, The European Warrant Fund, Inc., June 1998 - present;
New York, New York 10017                                         Assistant Vice President - Accounting, Operations & Trading
Birthdate: 01/14/69                                              Manager, 1996 - 1998, Assistant Vice President - Trading
                                                                 Manager/Treasurer, 1992 - 1996.

Pierre Beauport                    Treasurer and Secretary       Assistant Vice President of Bank Julius Baer & Co., Ltd. New York
Bank Julius Baer & Co., Ltd.                                     Branch, 1998 - present; Treasurer and Secretary, The European
330 Madison Avenue                                               Warrant Fund, Inc., September 1998 - present; Senior Analyst -
New York, New York 10017                                         Mutual Fund Administration at AMT Capital Services, Inc. and
Birthdate: 08/2/69                                               Investment Accountant at Furman Selz LLC, prior to 1998.


*      "Interested person" of the Trust.

Messrs. Matthews, Vlak, Kaplan and Wolfram are members of the Audit Committee of the Board of Trustees. The Audit Committee advises the Board with respect to accounting, auditing and financial matters affecting the Funds. Messrs. Matthews, Vlak, Kaplan and Wolfram are members of the Nominating Committee of the Board of Trustees. The Nominating Committee selects and nominates candidates for election to the Board as "non-interested" Trustees.

No director, officer or employee of the Adviser, the Distributor, the Administrator, the Co-Administrator or any parent or subsidiary thereof receives any compensation from the Funds for serving as an officer or Trustee. The Trust pays each of its Trustees who is not a director, officer or employee of the Adviser, the Distributor, the Administrator, the Co-Administrator, or any affiliate thereof an annual fee of $6,000 plus $500 for each Board of Trustees meeting attended and reimburses them for travel and out-of-pocket expenses. For the fiscal year ended October 31, 2000, such fees and expenses totaled approximately $ 28,180.36 for the Trust.

The following table shows the compensation paid to each Trustee of the Trust who was not an affiliated person of the Trust for the fiscal year ended October 31, 2000.

NAME AND POSITION                         COMPENSATION FROM TRUST

Harvey B. Kaplan,                         $ 7,000
Trustee

Robert S. Matthews,                       $ 7,000
Trustee

Gerard J.M. Vlak,                         $ 7,000
Trustee

Peter Wolfram,                            $ 7,000
Trustee

INVESTMENT ADVISORY AND OTHER SERVICES

Prior to January 1, 2001, each Fund was managed by Bank Julius Baer & Co., Ltd., New York Branch ("BJB-NY" or "Previous Adviser"), located at 330 Madison Avenue, New York, NY 10017. At a shareholder meeting of Julius Baer Investment Funds on December 6, 2000, shareholders of each Fund approved new investment advisory contracts between their Fund and Julius Baer Investment Management Inc. ("JBIMI" or "Adviser"), located at 330 Madison Avenue, New York, New York 10017. The personnel providing research and rendering investment advice to each Fund were transferred as a business unit from the Previous Adviser to the Adviser so that there would be no material changes in the advisory personnel who manage the Funds. Also, the terms of the new advisory agreements between each of the Funds and the Adviser are substantially identical to the terms of the advisory agreements with the Previous Adviser, except for different effective and termination dates. Specifically, the new advisory agreements approved by shareholders on December 6, 2000 did not result in a change in advisory fees paid by the Funds. Prior to July 1, 1998, Julius Baer Investment Management, Inc. served as the investment adviser to the Income Fund.

The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY, 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland. As of August 31, 2000, JBIMI had assets under management of approximately $5.7 billion.

BJB-NY also serves as Co-Administrator for the Class A shares of both the Income Fund and the Equity Fund. Investors Bank & Trust Company ("Investors Bank" or the "Administrator"), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as administrator to each Fund. The Adviser, the Administrator and the Co-Administrator each serve pursuant to separate written agreements ("Advisory Agreement", "the Administration Agreement" and "the Co-Administration Agreement", respectively). The Co-Administration Agreement took effect on November 15, 1999, and no fees were paid pursuant to the Co-Administration Agreement before that date. Certain administrative and shareholder services for Class A shares of the Funds provided prior to November 15, 1999 under the Investment Advisory Agreement are provided under a Co-Administration Agreement between the Trust, on behalf of the Funds, and the Adviser. The Adviser's overall compensation for its services to the Class A shares of the Funds has not changed as a result of these changes in the Fund's contractual arrangements.

For the last three fiscal years ended October 31, 1998, October 31, 1999, and October 31, 2000 the Funds paid the following amounts as investment advisory fees pursuant to each Advisory Agreement:

Global Income Fund                    Gross           Waiver          Net

Year Ended 10/31/98                  $78,432          $7,780        $70,652
Year Ended 10/31/99                  112,462          56,231         56,231
Year Ended 10/31/00                  102,306          65,452         36,854

International Equity Fund

Year Ended 10/31/98                 $576,830        $140,412       $436,418
Year Ended 10/31/99                  688,556           None         688,556
Year Ended 10/31/00                2,305,801         452,656      1,853,145


For the last three fiscal years ended October 31, 1998, October 31, 1999 and October 31, 2000, the Funds paid the following amounts as administrative services and custodian fees pursuant to each Administration Agreement and Custodian Agreement:

Global Income Fund

Year Ended 10/31/98                  $35,537
Year Ended 10/31/99                   42,065
Year Ended 10/31/00                   46,505

International Equity Fund

Year Ended 10/31/98                 $234,668
Year Ended 10/31/99                  235,408
Year Ended 10/31/00                  597,036


CODE OF ETHICS

The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds' Adviser is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objective. Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. Government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

The Funds' Adviser will select specific portfolio investments and effect transactions for each Fund. The Adviser seeks to obtain the best net price and the most favorable execution of orders. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a Fund and/or other accounts over which the Adviser exercises investment discretion. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund. The fee to the Adviser under its advisory agreements with the Funds is not reduced by reason of its receiving any brokerage and research services.

Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by its Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which a Fund's Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, the Funds' Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Any portfolio transaction for a Fund may be executed through Unified Financial Securities, Inc., the Funds' distributor (Distributor), or Julius Baer Securities Inc., or any of their affiliates if, in its Adviser's judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges a Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions. For the last three fiscal years ended October 31, 1998, October 31, 1999 and October 31, 2000 the Equity Fund paid and $31,750, $26,667 and $285,266 respectively, in brokerage commissions to affiliates of the Adviser or 10.1% ,11.84 % and 19.27% of the total brokerage commissions paid. Affiliates of the Adviser executed 12.6% ,17.7% and 22.10% of the aggregate dollar amount of transactions involving commissions during the last three fiscal years ended October 31, 1998, October 31, 1999, and October 31, 2000, respectively. For the last three fiscal years ended and October 31, 1998, October 31, 1999 and October 31, 2000, the Equity Fund paid total brokerage commissions of and $313,361, $225,208, and $1,480,266, respectively. For each of the last three fiscal years ended October 31, 1998, October 31, 1999 and October 31, 2000, the Income Fund paid $0 in brokerage commissions. Significant differences in the amounts of brokerage commissions paid by the Funds from year to year may occur as a result of increases or decreases in the Funds' asset levels. The Funds may pay both commissions and spreads when effecting portfolio transactions.

In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC.

A Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in such Fund's interest.

PORTFOLIO TURNOVER

Neither Fund intends to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

High rates of portfolio turnover can lead to increased taxable gains and higher expenses. Certain practices and circumstances could result in high portfolio turnover. For example, the volume of shareholder purchase and redemption orders, market conditions, or the Adviser's investment outlook may change over time. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. For each of the two fiscal years ended October 31, 1999 and October 31, 2000, the Income Fund's portfolio turnover rate was 136% and 79%, respectively. For each of the two fiscal years ended October 31, 1999 and October 31, 2000, the Equity Fund's portfolio turnover rate was 73% and 72%, respectively.

DISTRIBUTOR

Unified Financial Securities, Inc. is a wholly-owned subsidiary of Unified Financial Services, Inc. The principal executive offices of Unified Financial Securities Inc. are located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD.

The Trust intends to enter into distribution agreements or shareholder servicing agreements (Agreements) with certain financial institutions (Servicing Organizations) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (Customers) who are beneficial owners of shares of the Funds.

A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service
Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A

Customer of a Service Organization should read the Prospectus and SAI in conjunction with the service agreement and other literature describing the services and related fees that will be provided by the Service Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the instruments of Service Organizations.

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (each, a Plan) pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1) with respect to that Fund's Class A shares. Pursuant to each Plan, a Fund may expend an aggregate amount on an annual basis of up to 0.25% of a Fund's average daily net assets attributable to Class A shares for services provided under such Plan and under any Shareholder Services Plan. Because of the Plan, long-term Class A shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc.

The Distributor may pay up to the entire fee under each Plan to its own representatives or to other dealers for providing services in connection with the sale of a Fund's shares. To the extent this fee is not paid to others, the Distributor may retain this fee as compensation for its services and expenses incurred in accordance with such Plan. In accordance with the terms of each Plan, the Distributor provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under such Plan and the purposes for which such expenditures were made. The Trustees consider the continued appropriateness of each Plan and the level of reimbursement or compensation such Plan provides. The Board of Trustees believes that there is a reasonable likelihood that each Plan will benefit the Trust and its current and future shareholders.

Each Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of such Plan. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Trustees or by a vote of a majority of the outstanding voting shares of the Trust that have invested pursuant to such Plan. Neither Plan may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby. Material amendments of either Plan must also be approved by the Trustees as provided in Rule 12b-1.

No interested person of the Trust, nor any Trustee of the Trust who is not an interested person of the Trust, has any direct or indirect financial interest in the operation of either Plan except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under a Plan by the Trust.

The Adviser and the Administrator may also pay for distribution-related costs out of their revenues. For the fiscal year ended October 31, 2000, the Income Fund paid $49,227 in distribution fees. For the fiscal year ended October 31, 2000, the Equity Fund paid $435,978 in distribution fees. All such distribution fees were used to compensate sales personnel.

CO-ADMINISTRATOR

The Trust has entered into Co-Administration Agreements on behalf of each of the Funds with Bank Julius Baer & Co., Inc., New York Branch (Co-Administrator), under which the Co-Administrator will perform certain administrative and shareholder services for Class A shares of the Funds. For its services under the Co-Administration Agreement, the International Equity Fund and the Global Income Fund pay the Co-Administrator 0.25% and 0.15%, respectively, of the average daily net assets of Class A shares of the Funds.

CUSTODIAN AND TRANSFER AGENT

Investors Bank is custodian of each Fund's assets pursuant to a custodian agreement (Custodian Agreement). For its services under the Custodian Agreement and for administrative, fund accounting and other services, the Funds pay Investors Bank an annual fee equal to 0.11% of the Funds' average daily net assets. Under the Custodian Agreement, Investors Bank (a) maintains a separate account or accounts in the name of each Fund, (b) holds and transfers portfolio securities on account of each Fund, (c) makes receipts and disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities and
(e) makes periodic reports to the Board of Trustees concerning each Fund's operations.

Investors Bank is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of a Fund, subject to the approval of the Board of Trustees. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit the Funds to maintain their securities and cash in the custody of certain eligible foreign banks and depositories. The Funds' portfolios of non-U.S. securities are held by sub-custodians which are approved by the Trustees or a foreign custody manager appointed by the Trustees in accordance with these rules. The Board has appointed Investors Bank to be its foreign custody manager. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian's practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

Unified Fund Services, Inc. has agreed to serve as the Trust's transfer and dividend disbursing agent pursuant to a Transfer Agency Agreement, under which the Transfer Agent (a) issues and redeems shares of the Trust, (b) addresses and mails all communications by the Trust to record owners of Trust shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Board of Trustees concerning the Funds' operations.

                                  CAPITAL STOCK

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will normally be no meeting of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of a Fund. The Trustees shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Trustees determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares. In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.

Each Fund share  representing  interests in a Fund,  when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

CONTROL PERSONS

As of October 31, 2000, Bank Julius Baer - Zurich was record owner of 18.95% of Class A shares of the Equity Fund on behalf of its clients, and Bank Julius Baer & Co., Ltd. Employee 401K was record owner of 84.24% of Class I shares of the Income Fund and as such, could be deemed to control those Funds within the meaning of the 1940 Act. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. Bank Julius Baer is a wholly-owned subsidiary of Baer Holdings, Ltd. Shareholders owning more than 10% or more of the outstanding shares of a Portfolio may be able to call meetings without the approval of other investors in the Funds.

As of October 31, 2000, the following individuals or entities beneficially owned more than 5% of the outstanding shares of the respective Funds:

JULIUS BAER GLOBAL INCOME FUND
NAME AND ADDRESS OF OWNER                       NUMBER OF SHARES        PERCENT OF CLASS
-------------------------                       ----------------        ----------------
Harry Frisch and Lilo Frisch,                  112,440.979  Class A          5.76%
(beneficial owner)
c/o Bank Julius Baer & Co., Inc.
330 Madison Avenue
New York, NY 10017

Investors Bank & Trust Co., fbo                 49,953.794  Class I         84.24%
Bank Julius Baer & Co., Ltd. Employee 401K
(beneficial owner)
P.O. Box 9130
Boston, MA 02117

JULIUS BAER INTERNATIONAL EQUITY FUND
NAME AND ADDRESS OF OWNER                       NUMBER OF SHARES        PERCENT OF CLASS
-------------------------                       ----------------        ----------------
Bank Julius Baer- Zurich*                     1,773,288.760 Class A         18.95%
c/o Bank Julius Baer & Co., Ltd.
330 Madison Avenue
New York, NY 10017

Charles Schwab & Co.,*                        4,128,823.393 Class A         44.13%
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co.,*                        1,354,287.375 Class I         20.69%
101 Montgomery Street
San Francisco, CA 94104

Bankers Trust fbo                             1,682,558.050 Class I         25.71%
The Nature Conservancy
(beneficial owner)
c/o Bank Julius Baer & Co., Ltd.
330 Madison Avenue
New York, NY 10017

Archstone Foundation                            757,400.515 Class I         11.57%
(beneficial owner)
c/o Bank Julius Baer & Co., Ltd.
330 Madison Avenue
New York, NY 10017

Christel Dehaan Trust                           633,090.637 Class I          9.67%
(beneficial owner)
P.O. Box 92956
Chicago, IL 60675

--------------
* Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

As of October 31, 2000, the Trustees and officers of the Trust as a group owned less than 1% of the Trust's total shares outstanding.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

PORTFOLIO VALUATION

The Prospectus discusses the time at which the net asset value of the Funds is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Funds in valuing their assets.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of its portfolio securities used in such calculation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of Trustees. In carrying out the Board's valuation policies, Investors Bank & Trust Company (Investors Bank), as each Fund's accounting agent, may consult with an independent pricing service retained by the Fund.

Securities listed on a U.S. securities exchange (including securities traded through the National Market System) or on a foreign securities exchange will be valued on the basis of the closing value on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. U.S. over-the-counter securities and securities listed or traded on certain foreign stock exchanges whose operations are similar to the U.S.
over-the-counter market will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for those securities are not readily available, at fair value, as determined by or under the direction of the Board of Trustees. Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. The valuation of fixed-income securities held by a Fund (other than U.S. Government securities and short-term investments) is made by the Administrator after consultation with an independent pricing service (Pricing Service) approved by the Board of Trustees. When, in the judgment of the Pricing Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Pricing Service, there is no readily obtainable market quotation are carried at fair value as determined by the Pricing Service. For the most part, such investments are liquid and may be readily sold. Notwithstanding the above, the Pricing Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the Pricing Service are reviewed periodically by the officers of a Fund under the general supervision and responsibility of the Board of Trustees, which may replace any such Pricing Service at any time. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at their fair value as determined in good faith by the Board of Trustees.

LIMITATIONS ON REDEMPTIONS

Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (NYSE) is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Funds may make payment wholly or partly in securities or other property. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

              ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE

Shares of one Fund may be exchanged for the same class of Shares of the other Fund to the extent such Shares are offered for sale in the shareholder's state of residence. Shareholders may exchange their Shares on the basis of relative net asset value at the time of exchange. No exchange fee is charged for this privilege, provided that the registration remains identical. However, a redemption fee of 2.00% of the amount exchanged will apply to shares of a Fund exchanged within 90 days of their date of purchase. This redemption fee may be waived for certain tax advantaged retirement plans. The Fund may terminate or modify the terms of the redemption fee waiver at any time. Please consult your investment advisor concerning the availability of the redemption waiver before purchasing shares.

The exchange privilege enables shareholders to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to all shareholders resident in any state in which Fund shares being acquired may be legally sold. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of the Funds.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value; the proceeds are immediately invested, at the price as determined above, in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after notice to shareholders.

                    ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund has qualified, and intends to qualify each year, as a "regulated investment company" under the Code. Provided that a Fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of the sum of its investment company taxable income and net realized short-term capital gains, the Fund will not be subject to federal income tax to the extent its entire investment company taxable income and its entire net realized long-term and short-term capital gains are distributed to its shareholders.

Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) 100% of its ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to a Fund during such year. Each Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared.

A Fund's  transactions in foreign  currencies,  forward  contracts,  options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders.These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each of the Funds may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and any other issues will be addressed by a Fund, in the event that it invests in such securities, to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions (capital gain dividends), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 31% "backup withholding tax" with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 31% "backup withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability.

Any gain or loss realized by a shareholder upon the sale or other disposition of any class of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

                         CALCULATION OF PERFORMANCE DATA

From time to time, the Trust may quote a Fund's performance in advertisements or in reports and other communications to shareholders.

YIELD

From time to time, the Income Fund may advertise its yield over various periods of time. The yield of the Fund refers to net investment income generated by the Fund over a specified thirty-day period, which is then annualized. That is, the amount of net investment income generated by the Fund during that thirty-day period is assumed to be generated monthly over a 12-month period and is shown as a percentage of the investment.

The Income Fund's yield figure is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                               6
                            Yield = 2[(a-b + 1) -1]
                                       ---
                                       cd

Where:
          a = dividends and interest earned during the period.

          b = expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.

          For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Income Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations. The 30 day yield for Shares of the Income Fund for the period ended October 31, 2000 was 4.06%.

          Investors should recognize that in periods of declining interest rates, the Income Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Income Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

          AVERAGE ANNUAL TOTAL RETURN

          From time to time, the Funds may advertise their average annual total return. Average annual total return figures show the average percentage change in value of an investment in a Fund from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of a Fund's Shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in Shares of the Fund. Average annual total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-to-date or quarterly basis). When considering average annual total return figures for periods longer than one year, it is important to note that a Fund's average annual total return for one year in the period might have been greater or less than the average for the entire period. When considering average annual total return figures for periods shorter than one year, investors should bear in mind that such return may not be representative of a Fund's return over a longer market cycle. The Funds may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Funds for the specific period (again reflecting changes in each Fund's Share prices and assuming reinvestment of dividends and distributions). Aggregate and average annual total returns may be shown by means of schedules, charts or graphs, and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

          Investors should note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. Current yield and total return figures may be obtained by calling Unified at 1-800-435-4659.

          "Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                           n
                     P(1+T) = ERV

                     Where: P = a hypothetical initial payment of $1,000.

                     T = average annual total return.

                     n = number of years.

                    ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                    The Income Fund's average annual total return for the one and five year periods ended October 31, 2000 and for the period beginning July 1, 1992 (inception of the Fund) through October 31, 2000, for Class A Shares, was 0.82%, 3.82% and 5.01%, respectively.

                    The Equity Fund's average annual total return for the one and five year periods ended October 31, 2000 and for the period beginning October 4, 1993 (inception of the Fund) through October 31, 2000, for Class A Shares, was 24.60%, 22.67% and 12.84%, respectively.

                    Each Fund's performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and its operating expenses. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of a Fund's performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, a Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time.

       AGGREGATE TOTAL RETURN

                    "Aggregate total return" figures represent the cumulative change in the value of an investment for the specified period and are computed by the following formula:

                                      ERV-P
                                      -----
                                        P

                           Where: P = a hypothetical initial payment of $10,000.

                           ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                           The Income Fund's aggregate total return for the one and five year periods ended October 31, 2000 and for the period beginning July 1, 1992 (inception of the
                           Fund) through October 31, 2000, for Class A Shares, was 0.82%, 20.63% and 50.31%, respectively. The Equity Fund's aggregate total return for the one and five year periods ended October 31, 2000 and for the period beginning October 4, 1993 (inception of the Fund) through October 31, 2000, for Class A Shares, was 24.60%, 178.06% and 135.31%,
                           respectively.

In reports or other communications to investors or in advertising material, the Funds may describe general economic and market conditions affecting the Funds and may compare their performance with (1) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or (2) appropriate indices of investment securities. The Funds may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Changing Times, Financial Times, Forbes, Fortune, Institutional Investor, The International Herald Tribune, Money, Inc., Morningstar, Inc., The New York Times, The Wall Street Journal and USA Today.

                              INDEPENDENT AUDITORS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as auditors of the Trust and performs annual audits of the Funds' financial statements.

                                     COUNSEL

Paul, Weiss, Rifkind, Wharton & Garrison serves as counsel for the Trust and from time to time provides advice to the Adviser.

                              FINANCIAL STATEMENTS

The Financial Statements contained in the Trust's Annual Report to Shareholders for the year ended October 31, 2000, are incorporated by reference into this SAI. Copies of the Trust's 2000 Annual Report may be obtained by calling the Trust at the telephone number on the first page of the SAI.

                       APPENDIX -- DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

Standard and Poor's Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  -  Capacity  for  timely  payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

Moody's Investors Service's Commercial Paper Ratings

Prime-1 - Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

The following summarizes the ratings used by S&P for corporate bonds:

    AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

    AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong and differs from AAA issues only in small degree.

    A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


    BB, B, CCC, CC and C -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


    CI - Bonds rated "CI" are income bonds on which no interest is being paid.

    To provide more detailed indications of credit quality, the ratings set forth above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    The following summarizes the ratings used by Moody's for corporate bonds:

    Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds that are rated "Baa" are considered to be medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

    Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

    Ca -- Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                                     PART C

                                OTHER INFORMATION



Item 23.    Exhibits

        (a) Registrant's Master Trust Agreement dated April 30, 1992, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (a1) Amendment No. 1 to Master Trust Agreement dated June 22, 1992,is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (a2) Amendment No. 2 to Master Trust Agreement dated September 16, 1993, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (a3) Amendment No. 3 to Master Trust Agreement dated January 26, 1995, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (a4) Amendment No. 4 to Master Trust Agreement dated July 1, 1998, is incorporated by reference to Post-Effective Amendment No. 11 as filed with the SEC via Edgar on December 30, 1998.

        (b) Registrant's By-Laws dated April 30, 1992, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (b1) Amended and Restated By-Laws dated March 11, 1998, is incorporated by reference to Post-Effective Amendment No. 11 as filed with the SEC via EDGAR on December 30, 1998.

        (c)   Not applicable.

        (d) Investment Advisory Agreement between the Registrant and Bank Julius Baer & Co., Ltd., New York Branch on behalf of BJB International Equity Fund dated October 4, 1993, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (d1) Advisory Agreement between the Registrant and Bank Julius Baer & Co., Ltd., New York Branch on behalf of the Julius Baer Global Income Fund dated July 1, 1998, is incorporated by reference to Post-Effective Amendment No. 11 as filed with the SEC via EDGAR on December 30, 1998.

        (d2) Amended Investment Advisory Agreement between the Registrant and Bank Julius Baer & Co., Ltd., New York Branch on behalf of Julius Baer Global Income Fund dated September 15, 1999, is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC via EDGAR on January 31, 2000.

        (d3) Amended Investment Advisory Agreement between the Registrant and Bank Julius Baer & Co., Ltd., New York Branch on behalf of Julius Baer International Equity Fund dated September 15, 1999, is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC via EDGAR on January 31, 2000.

        (d4) Form of Investment Advisory Agreement between the Registrant and Julius Baer Investment Management Inc., on behalf of Julius Baer Global Income Fund, is filed herewith as Exhibit D4.

        (d5) Form of Investment Advisory Agreement between the Registrant and Julius Baer Investment Management Inc., on behalf of Julius Baer International Equity Fund, is filed herewith as Exhibit D5.

        (e) Distribution Agreement between the Registrant and Unified Management Corporation on behalf of the Julius Baer Global Income Fund and the Julius Baer International Equity Fund dated December 9, 1998, is incorporated by reference to Post-Effective Amendment No. 11 as filed with the SEC via EDGAR on December 30, 1998.

        (f)   Not applicable.

        (g) Custodian Agreement between the Registrant and Investors Bank & Trust Company dated December 28, 1999 is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC via EDGAR on January 31, 2000.

        (h) Transfer Agent Agreement between the Registrant and Unified Advisers, Inc. dated March 28, 1994, is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (h1) Administration Agreement between the Registrant and Investors Bank & Trust Company dated December 28, 1999 is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC via EDGAR on January 31, 2000.

        (h2) New Account Application with Unified Advisers, Inc., is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (h3) Automatic Investment Plan Application, is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (h4) Form of Dealer Agreement, is incorporated by reference to Post-Effective Amendment No. 11 as filed with the SEC via EDGAR on December 30, 1998.

        (h5) Amended Transfer Agency fee schedule between the Registrant and Unified Fund Services, Inc., dated October 2000, is filed hereunder as Exhibit H5.

        (i) Opinion of Counsel is incorporated by reference to Post-Effective Amendment No. 9 as filed with the SEC via EDGAR on February 19, 1998.

        (j)   Consent of Auditors to be filed in subsequent amendment.

        (k)   Not applicable.

        (l) Purchase Agreement between the Registrant and Funds Distributor, Inc. on behalf of BJB Global Income Fund dated June 18, 1992, is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (m) Distribution Plan on behalf of BJB Global Income Fund and BJB International Equity Fund, dated October 4, 1993, is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (m1) Shareholder Services Plan on behalf of BJB Global Income Fund and BJB International Equity Fund, dated October 4, 1993, is incorporated by reference to Post-Effective Amendment No. 10 as filed with the SEC via EDGAR on July 10, 1998.

        (m2)  Co-Administration Agreement between the Registrant and Bank
        Julius Baer & Co., Ltd., New York Branch on behalf of Julius Baer Global Income Fund dated September 15, 1999, is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC via EDGAR on January 31, 2000.

        (m3) Co-Administration Agreement between the Registrant and Bank Julius Baer & Co., Ltd., New York Branch on behalf of Julius Baer International Equity Fund dated September 15, 1999, is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC via EDGAR on January 31, 2000.

        (n)   Not applicable.

        (o) Multiclass Plan Pursuant to Rule 18f-3 under the Investment Company Act of 1940 for BJB Investment Funds dated December 14, 1995, is incorporated by reference to Post-Effective Amendment No. 6 as filed with the SEC via EDGAR on December 29, 1995.

        (o1) Amended Multi-Class Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 for Julius Baer Investment Funds, dated September 15, 1999, is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC via EDGAR on January 31, 2000.

        (p) Powers of Attorney by each of the Trustees of Julius Baer Investment Funds dated December 2, 1998, are incorporated by reference to Post-Effective Amendment No. 13 as filed with the SEC via EDGAR on September 16, 1999.

        (q) Code of Ethics of Julius Baer Investment Funds and Bank Julius Baer & Co., Ltd., New York Branch is incorporated by reference to Post-Effective Amendment No. 14 as filed with the SEC via EDGAR on January 31, 2000.

Item 24.      Persons Controlled by or Under Common Control with Registrant

                  None

Item 25.      Indemnification

The Trust is a Massachusetts business trust. As a Massachusetts business trust, the Trust's operations are governed by a Master Trust Agreement (Declaration of Trust). The Declaration of Trust provides that persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Sub-Trust with which such person dealt for the payment of such credit, contract or claim and that neither the shareholders of any Sub-Trust nor the Trustees nor any of the officers, employees or agents of the Trust, nor any other Sub-Trust of the Trust shall be personally liable for such credit, contract or claim. The Trust indemnifies each of the Trustees and officers and other persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, against all liabilities and expenses incurred in connection with the defense or disposition of any action, suit or other proceeding before any court or administrative or legislative body in which such person may be involved as a party or with which such person may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter in which such person did not act in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. The Declaration of Trust further provides that a Trustee shall not be liable for errors of judgment or mistakes of fact or law, for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, or for any act or omission of any other Trustee. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for railing to follow such advice. The Trustees, when acting in good faith in discharging their duties, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees. However, nothing in the Declaration of Trust protects any Trustee or officer against any liability to the Trust or its shareholders to which such Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Item 26.      Business and Other Connections of Investment Adviser and Servicing
              Agent


Prior to January 1, 2001, each Fund was managed by Bank Julius Baer & Co., Ltd., New York Branch ("BJB-NY"), located at 330 Madison Avenue, New York, NY 10017. At a shareholder meeting of Julius Baer Investment Funds on December 6, 2000, shareholders of each Fund approved new investment advisory contracts between their Fund and Julius Baer Investment Management Inc. ("JBIMI"), located at 330 Madison Avenue, New York, NY 10017. The personnel providing research and rendering investment advice to each Fund were transferred as a business unit from BJB-NY to JBIMI so there would be no material changes in the advisory personnel who manage the Funds. A list of officers and directors of JBIMI as of January 1, 2001 is set forth below. The address of the following individuals is 330 Madison Avenue, New York, New York.



Officers of JBIMI are: Dr. Leo T. Schrutt (Director and Chairman); Peter Widmer (Director); Jay Dirnberger (Director and Senior Vice President); Jonathan C. Minter (Director and Senior Vice President), Alessandro E. Fusina (Director); Edward C. Dove (Chief Investment Officer and Senior Vice President); Francoise
M. Birnholz (Senior Vice President, Secretary and General Counsel); Edward A. Clapp (First Vice President); Richard Pell (Senior Vice President); Andrew R. Parry (Director); Rudolph Riad Younes (Senior Vice President); Karen Arrese
(Vice President); Richard MMN Howard, (Director of Research), Tim Haywood (Senior Portfolio Manager), Glen F. Wisher (First Vice President).

Item 27.      Principal Underwriter.
(a) Unified Financial Securities, Inc. (the "Distributor") acts as principal underwriter for the following investment companies.

          Firstar Select Funds
          Industry Leaders Fund
          Labrador Mutual Fund
          The Milestone Funds
          Regional Opportunity Fund

          Securities Management & Timing Funds
          Sparrow Growth Funds
          The Unified Funds

Unified Financial Securities, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Unified Financial Securities, Inc. is located at 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806.

(b) The following is a list of the executive officers, directors and partners Unified Financial Services, Inc.

Chairman                                        Timothy L. Ashburn
Director, President and                         Lynn E. Wood
   Chief Executive Officer

Director, Executive Vice President              Thomas G. Napurano
   and Chief Financial Officer
Senior Vice President and                       Stephen D. Highsmith, Jr.
   Chief Operating Officer
Vice President                                  Allen W. Pence

(c) Not applicable

Item  28.     Location of Accounts and Records

                             (1)   Julius Baer Investment Funds
                                   c/o Julius Baer Investment Management Inc.
                                   330 Madison Avenue
                                   New York, New York  10017

                             (2)   Investors Bank & Trust Company
                                   200 Clarendon Street
                                   Boston, Massachusetts 02116
                                   (records relating to its functions as
                                   administrator and custodian)

                             (3)   Unified Financial Services, Inc.
                                   431 North Pennsylvania Street
                                   Indianapolis, Indiana 46204-1806
                                   (records relating to its functions
                                   as distributor)

                             (4)   Unified Fund Services, Inc.
                                   431 North Pennsylvania Street
                                   Indianapolis, Indiana 46204-1897
                                   (records relating to its functions
                                   as transfer agent)

                             (5) Bank Julius Baer & Co., Ltd., New York Branch 330 Madison Avenue
                                   New York, New York 10017
                                   (records relating to its functions as
                                   investment adviser prior to January 1, 2001 and records relating to its function as co-administrator)

                             (6)   Julius Baer Investment Management Inc.
                                   330 Madison Avenue
                                   New York, New York 10017
                                   (records relating to its function as
                                   investment adviser as of January 1, 2001)

Item 29.      Management Services

                  Not applicable.

Item 30.      Undertakings

                  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on December 28, 2000.

                          JULIUS BAER INVESTMENT FUNDS
                                  (Registrant)

                            By: /s/ MICHAEL K. QUAIN
                                --------------------

                                Michael K. Quain
                                President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                     TITLE                           DATE
---------                     -----                           ----
/s/ MICHAEL K. QUAIN          President  and Chief     December 28, 2000
--------------------          Financial Officer
Michael K. Quain

/s/ HARVEY B. KAPLAN*         Trustee                  December 28, 2000
---------------------
Harvey B. Kaplan

/s/ ROBERT S. MATTHEWS*       Trustee                  December 28, 2000
-----------------------
Robert S. Matthews

/s/ GERARD J.M. VLAK*         Trustee                  December 28, 2000
---------------------
Gerard J.M. Vlak

/s/ MARTIN VOGEL*             Trustee                  December 28, 2000
-----------------
Martin Vogel

/s/ PETER WOLFRAM*            Trustee                  December 28, 2000
------------------
Peter Wolfram




*By /s/ PAUL J. JASINSKI
------------------------
     Paul Jasinski
     (As Attorney-in-Fact pursuant
     to Powers of Attorney
     filed herewith)

                                  EXHIBIT INDEX

(EX.D4) Investment Advisory Agreement (Julius Baer Global Income Fund) dated January 1, 2001
(EX.D5)    Investment Advisory Agreement (Julius Baer International Equity
           Fund) dated January 1, 2001
(EX.H5)    Amendment to Transfer Agency Fee Schedule, dated October 2000

                         FORM OF NEW ADVISORY AGREEMENT

                         JULIUS BAER GLOBAL INCOME FUND

                          INVESTMENT ADVISORY AGREEMENT

         Julius Baer Investment Funds (the "Trust"), a business trust organized under the law of The Commonwealth of Massachusetts, entered into an investment advisory agreement with Julius Baer Investment Management Inc. (the "Adviser"), a corporation organized under the laws of the state of Delaware, dated as of January 1, 2001, on behalf of Julius Baer Global Income Fund (the "Fund") (the "Agreement"). The Trust herewith confirms its agreement with the Adviser to amend such agreement in its entirety regarding investment advisory services to be provided by the Adviser on behalf of the Fund as follows:

         1.       INVESTMENT DESCRIPTION; APPOINTMENT

         The Trust desires to employ the Fund's capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's
Registration Statement and Master Trust Agreement have been submitted to the Adviser. The Trust agrees to provide copies of all amendments to the Trust's Registration Statement and Master Trust Agreement to the Adviser on an on-going basis. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

         2.       SERVICES AS INVESTMENT ADVISER

         Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will act in accordance with the Trust's Master Trust Agreement, the Investment Company Act of 1940 and the Investment Advisors Act of 1940, as the same from time to time be amended, manage the Fund's assets in accordance with its investment objective and policies as stated in the Trust's Registration Statement as from time to time in effect, make investment decisions and exercise voting rights in respect of portfolio securities for the Fund and place purchase and sale orders on behalf of the Fund. In providing these services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

      Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser undertakes to perform the following administrative services to the extent that no other party is obligated to perform them on behalf of the
Fund: (a) providing the Fund with office space (which may be the Adviser's own offices), stationery and office supplies, (b) furnishing certain corporate secretarial services, including assisting in the preparation of materials for meetings of the Board of Trustees, (c) coordinating and preparation of proxy statements and annual and semi-annual reports to the Fund's shareholders, (d) assisting in the preparation of the Fund's tax returns, (e) assisting in monitoring and developing compliance procedures for the Fund which will include, among other matters, procedures for monitoring compliance with the Fund's investment objective, policies, restrictions, tax matters and applicable laws and regulations, and (f) acting as liaison between the Fund and the Fund's independent public accountants, counsel, custodian or custodians, administrator and transfer and dividend-paying agent and registrar, and taking all reasonable action in the performance of its obligations under this Agreement to assure that all necessary information is made available to each of them.

         In performing all services under this Agreement, the Adviser shall act in conformity with applicable law, the Trust's Master Trust Agreement and By-Laws, and all amendments thereto, and the investment objective, investment policies and other practices and policies set forth in the Trust's Registration Statement, as such Registration Statement and practices and policies may be amended from time to time.

         3.       BROKERAGE

         In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

         4.       INFORMATION PROVIDED TO THE TRUST

         The Adviser will use its best efforts to keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time whatever information the Adviser believes is appropriate for this purpose.

         5.       STANDARD OF CARE

         The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party trustees who are not "interested persons" of the Trust or (b) an independent legal counsel in a written opinion.

         6.       COMPENSATION

         In consideration of the services rendered pursuant to Section 2 of this Agreement, the Fund will pay the Adviser after the end of each calendar quarter while this Agreement is in effect a fee for the previous quarter calculated at an annual rate of 0.50 of 1.00% of the Fund's average daily net assets.

         Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement as from time to time in effect.

         7.       EXPENSES

         The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Trustees of the Trust who are affiliated with the Adviser or any of its affiliates. The Fund will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, the Fund's distributor or administrator or any of their affiliates; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians, and transfer and dividend-paying agents; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust, membership fees in trade associations; litigation and other extraordinary or non-recurring expenses. In addition, the Fund will pay fees pursuant to any Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to any Shareholder Services Plan.

         8.       SERVICES TO OTHER COMPANIES OR ACCOUNTS

         The Trust understands that the Adviser now acts, will continue to act, or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Trust recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         9.       TERM OF AGREEMENT

         This Agreement shall become effective on January 1, 2001, and continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940
Act).

         10.      REPRESENTATION BY THE TRUST

         The Trust represents that a copy of its Master Trust Agreement, dated April 30, 1992, together with all amendments thereto, is on file in the office of the Secretary of The Commonwealth of Massachusetts.

         11.      LIMITATION OF LIABILITY

         It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Fund, as provided in the Master Trust Agreement of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of Fund shares and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Master Trust Agreement. The obligations of this Agreement shall be binding only upon the assets and property of the Fund and not upon the assets and property of any other sub-trust of the Trust.

         12.      MISCELLANEOUS

         If the Adviser ceases to act as investment adviser to the Fund, the Trust agrees that, at the request of the Adviser, the Trust's license to use "Julius Baer" or any variation thereof indicating a connection to either of those entities, will terminate and that the Trust will take all necessary action to change the names of the Trust and the Fund to names that do not include "Julius Baer" or any such variation.

         13.      ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the parties hereto.

         14.      GOVERNING LAW

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

         If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                                     Very truly yours,

                                     JULIUS BAER INVESTMENT FUNDS
                                     On Behalf on Julius Baer Global Income Fund

                                     By: _______________________________
                                         Name: Michael K. Quain
                                         Title: President

Accepted:

JULIUS BAER INVESTMENT MANAGEMENT INC.


By: _________________________________
    Name:
    Title:

                         FORM OF NEW ADVISORY AGREEMENT


                      JULIUS BAER INTERNATIONAL EQUITY FUND

                          INVESTMENT ADVISORY AGREEMENT

         Julius Baer Investment Funds (the "Trust"), a business trust organized under the law of The Commonwealth of Massachusetts, entered into an investment advisory agreement with Julius Baer Investment Management Inc. (the "Adviser"), a corporation organized under the laws of the state of Delaware, dated as of January 1, 2001, on behalf of Julius Baer International Equity Fund (the "Fund") (the "Agreement"). The Trust herewith confirms its agreement with the Adviser to amend such agreement in its entirety regarding investment advisory services to be provided by the Adviser on behalf of the Fund as follows:

         1.       INVESTMENT DESCRIPTION:  APPOINTMENT

         The Trust desires to employ the Fund's capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust's Master Trust Agreement, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's
Registration Statement and Master Trust Agreement have been submitted to the Adviser. The Trust agrees to provide copies of all amendments to the Trust's Registration Statement and Master Trust Agreement to the Adviser on an on-going basis. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

         2.       SERVICES AS INVESTMENT ADVISER

         Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will act in accordance with the Trust's Master Trust Agreement, the Investment Company Act of 1940 and the Investment Advisors Act of 1940, as the same from time to time be amended, manage the Fund's assets in accordance with its investment objective and policies as stated in the Trust's Registration Statement as from time to time in effect, make investment decisions and exercise voting rights in respect of portfolio securities for the Fund and place purchase and sale orders on behalf of the Fund. In providing these services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

         Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser undertakes to perform the following administrative services to the extent that no other party is obligated to perform them on behalf of the Fund: (a) providing the Fund with office space (which may be the Adviser's own offices), stationery and office supplies, (b) furnishing certain corporate secretarial services, including assisting in the preparation of materials for meetings of the Board of Trustees, (c) coordinating and preparation of proxy statements and annual and semi-annual reports to the Fund's shareholders, (d) assisting in the preparation of the Fund's tax returns, (e) assisting in monitoring and developing compliance procedures for the

Fund which will include, among other matters, procedures for monitoring compliance with the Fund's investment objective, policies, restrictions, tax matters and applicable laws and regulations, and (f) acting as liaison between the Fund and the Fund's independent public accountants, counsel, custodian or custodians, administrator and transfer and dividend-paying agent and registrar, and taking all reasonable action in the performance of its obligations under this Agreement to assure that all necessary information is made available to each of them.

         In performing all services under this Agreement, the Adviser shall act in conformity with applicable law, the Trust's Master Trust Agreement and By-Laws, and all amendments thereto, and the investment objective, investment policies and other practices and policies set forth in the Trust's Registration Statement, as such Registration Statement and practices and policies may be amended from time to time.

         3.       BROKERAGE

         In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

         4.       INFORMATION PROVIDED TO THE TRUST

         The Adviser will use its best efforts to keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time whatever information the Adviser believes is appropriate for this purpose.

         5.       STANDARD OF CARE

         The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party trustees who are not "interested persons" of the Trust or (b) an independent legal counsel in a written opinion.

         6.       COMPENSATION

         In consideration of the services rendered pursuant to Section 2 of this Agreement, the Fund will pay the Adviser after the end of each calendar quarter while this Agreement is in effect a fee for the previous quarter calculated at an annual rate of 0.75 of 1.00% of the Fund's average daily net assets.

         Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement as from time to time in effect.

         7.       EXPENSES

         The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Trustees of the Trust who are affiliated with the Adviser or any of its affiliates. The Fund will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, the Fund's distributor or administrator or any of their affiliates; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians, and transfer and dividend-paying agents; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; membership fees in trade associations; litigation and other extraordinary or non-recurring expenses. In addition, the Fund will pay fees pursuant to any Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"), and pursuant to any Shareholder Services Plan.

         8.       SERVICES TO OTHER COMPANIES OR ACCOUNTS

         The Trust understands that the Adviser now acts, will continue to act, or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity. Similarly, opportunities to sell securities will be allocated in an equitable manner. The Trust recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9.       TERM OF AGREEMENT

         This Agreement shall become effective on January 1, 2001, and continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's shares, or upon 60 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940
Act).

         10.      REPRESENTATION BY THE TRUST

         The Trust represents that a copy of its Master Trust Agreement, dated April 30, 1992, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts.

         11.      LIMITATION OF LIABILITY

         It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Fund, as provided in the Master Trust Agreement of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the Fund shares and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Master Trust Agreement. The obligations of this Agreement shall be binding only upon the assets and property of the Fund and not upon the assets and property of any other sub-trust of the Trust.

         12.      MISCELLANEOUS

         If the Adviser ceases to act as investment adviser to the Fund, the Trust agrees that, at the request of the Adviser, the Trust's license to use "Julius Baer", or any variation thereof indicating a connection to either of those entities, will terminate and that the Trust will take all necessary action to change the names of the Trust and the Fund to names that do not include "Julius Baer" or any such variation.

         13.      ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement between the parties hereto.

         14.      GOVERNING LAW

This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

         If the foregoing accurately sets forth our agreement, kindly indicate your acceptance hereof by signing and returning the enclosed copy hereof.

                              Very truly yours,

                              JULIUS BAER INVESTMENT FUNDS
                              On behalf of Julius Baer International Equity Fund

                              By: _______________________________
                              Name: Michael K. Quain
                              Title: President

Accepted:

JULIUS BAER INVESTMENT MANAGEMENT INC.


By: _________________________________
    Name:
    Title: